As filed with the Securities and Exchange Commission on April 8, 2005

                                               Securities Act File No. 333-
                                       Investment Company Act File No. 811-
------------------------------------------------------------------------------
                                 United States
                      Securities and Exchange Commission
                            Washington, D.C. 20549
                        ------------------------------
                                   FORM N-2
                        ------------------------------

             [X] Registration Statement under the Securities Act of 1933
                   [ ] Pre-Effective Amendment No.
                   [ ] Post-Effective Amendment No.
                             and/or
             [X] Registration Statement under the Investment Company Act of 1940

                   [ ] Amendment No.

                   CLAYMORE S&P EQUITY LONG/SHORT INDEX FUND
              (Exact Name of Registrant as Specified in Charter)
                        ------------------------------
                           2455 Corporate West Drive
                             Lisle, Illinois 60532

                   (Address of Principal Executive Offices)

      Registrant's Telephone Number, Including Area Code: (630) 505-3736

                               Nicholas Dalmaso
                            Claymore Advisors, LLC
                           2455 Corporate West Drive
                             Lisle, Illinois 60532

                    (Name and Address of Agent for Service)
                        ------------------------------
                                  Copies to:

                                Thomas A. Hale
                   Skadden, Arps, Slate, Meagher & Flom LLP
                              333 W. Wacker Drive
                            Chicago, Illinois 60606

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

It is proposed that this filing will become effective (check appropriate box):
[ ]   When declared effective pursuant to section 8(c).

If appropriate, check the following box:
[ ] This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
[ ] This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is [ ].


       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
----------------------- --------------------- -------------------- --------------------- --------------------
    Title of Being                                                                            Amount of
      Registered            Amount Being       Offering Price Per    Aggregate Offering      Registration
      Securities             Registered              Share                 Price (1)             Fee
----------------------- --------------------- -------------------- --------------------- --------------------
   Common Shares,           40,000 Shares            $25.00             $1,000,000             $117.70
 $0.01 par value
----------------------- --------------------- -------------------- --------------------- --------------------

------------------------------------------------------------------------------
(1) Estimated solely for the purpose of calculating the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

------------------------------------------------------------------------------
The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
------------------------------------------------------------------------------

                             Subject to Completion
                  Preliminary Prospectus dated April 8, 2005

PROSPECTUS
----------

[CLAYMORE(R) LOGO]
                                    Shares
                   Claymore S&P Equity Long/Short Index Fund

                                 Common Shares
                               $25.00 per Share
                               ----------------

     Investment Objective. The Fund's investment objective is to seek investment returns that substantially correlate with the performance of the Standard & Poor's(R) Equity Long/Short Index (the "Index") before Fund expenses. The Index is designed to represent the range of hedge funds that rely on fundamentally driven, bottom-up research for long and short stock picks, and that attempt to create "alpha" on both sides of the market while limiting overall portfolio risk. There can be no assurance that the Fund's investment objective will be achieved.

     Investment Strategy. The Fund pursues its investment objective by investing its assets primarily in private investment funds and other investment vehicles ("Portfolio Funds") that are managed by the hedge fund managers selected by Standard & Poor's ("S&P") for inclusion in the Index ("Portfolio Managers") or by investing in financial instruments that provide investment returns that are linked to the performance of the Index (or to one or more components of the Index). The investment programs employed by the Portfolio Managers typically involve use of a variety of sophisticated investment techniques that include, among others, short sales of securities, use of leverage (i.e. borrowing money for investment purposes) and transactions in derivative securities and other financial instruments such as stock options, index options, futures contracts and options on futures. Portfolio Managers' use of these techniques will be an integral part of their investment programs and involves significant risks to the Fund.

     Investment Adviser and Sub-Adviser. The Fund's investment adviser is Claymore Advisors, LLC (the "Investment Adviser"). PlusFunds Group Inc. (the "Sub-Adviser") serves as the Fund's sub-adviser and is responsible for the management of the Fund's portfolio.

     Distribution. Shares of the Fund will be offered on a "best efforts" basis through Claymore Securities, Inc. (the "Distributor"), subject to various conditions at a price per share equal to net asset value [plus the applicable sales load]. Shares are being offered for sale by the Distributor and through brokers or dealers that have entered into selling agreements with the Distributor. Shares are offered only to investors that meet all requirements to invest in the Fund. See "Investor Qualifications." Shares will be offered at the net asset value per share of $25.00 plus the applicable sales load during the initial offering period which will terminate at 5:00 p.m. Eastern time on , 2005. The minimum purchase during the initial offering period is [ ] shares. The Distributor expects to deliver shares purchased in the initial offering on or about _________ , 2005, or such earlier or later date as the Distributor may determine. All investor funds to purchase shares in the initial offering, and to purchase shares in subsequent offerings (which are expected to be made monthly), will be deposited in a non-interest bearing escrow account maintained by [ ], as escrow agent, for the benefit of the investors, pending acceptance or rejection of the purchase order. See "Distribution Arrangements." (continued on following page)

     Investing in the Fund's shares involves a high degree of risk. See "Risks" beginning on page[__].

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                --------------

                           CLAYMORE SECURITIES, INC.

                    The date of this prospectus is , 2005.


(continued from previous page)

         Lack of Trading Market. The Fund has been organized as a closed-end fund and its shareholders do not have the right to redeem their shares on a daily basis. The Fund's shares will not be listed on any securities exchange, and there is no assurance that any secondary market will develop for the Fund's shares.

         Restrictions on Transfer. The Fund's shares will be subject to transfer restrictions that permit transfers only to persons who are Eligible Investors (as defined herein). Investors may not be able to sell their shares. If a shareholder attempts to transfer shares to someone who is not an Eligible Investor, the transfer will not be permitted. See "Investor Qualifications and Transfer Restrictions."

         Repurchase of Shares. To provide a limited degree of liquidity to investors, the Fund from time to time will offer to repurchase its shares pursuant to written tenders by investors. Repurchase offers will be made at such times and on such terms as may be determined by the Board of Trustees of the Fund (the "Board") in its sole discretion. The Board will consider various factors in determining when the Fund will make repurchase offers, including recommendations that will be made by the Investment Adviser to the Board. The Investment Adviser expects that it will recommend to the Board that four times each year, as of the last business day of [ ], [ ], [ ] and [ ]. A repurchase fee equal to[1.0]% of the value of shares repurchased by the Fund will apply if the date as of which the shares are valued for purposes of repurchase is less than one year following the date of the investor's purchase of the shares (for this purpose, the first shares purchased by an investor will be deemed to be the first shares sold by the investor, i.e., the identity of the shares sold will be determined on a first-in, first-out basis). The repurchase fee is payable to the Fund and, if applicable, is deducted before payment of the proceeds of the repurchase to the investor. See "Repurchases of Shares." and "Fund Expenses."

         Additional Sales of Shares. Upon completion of its initial offering, the Fund intends to conduct additional sales of its shares at their net asset value to investors who are Eligible Investors. Such sales will be conducted on a periodic basis, as may be determined by the Board of Trustees on a daily monthly or such other period basis.

         Investor Qualification. Each prospective investor, or the investor's broker, dealer or other financial intermediary, is required to certify that shares of the Fund are being acquired for the account of an "Eligible Investor." The term "Eligible Investor" includes, among others, an individual who: (i) has a net worth (or joint net worth with the investor's spouse) in excess of $1 million; (ii) had income in excess of $200,000 (or joint income with the investor's spouse in excess of $300,000) in each of the two preceding years and has a reasonable expectation of reaching the same income level in the current year; or (iii) has an account managed by an investment adviser registered under the Investment Advisers Act of 1940 and the adviser is subscribing for shares in a fiduciary capacity on behalf of the account. See "Investor Qualifications." The minimum initial investment in the Fund is $25,000 (including the applicable sales load). Subsequent investments must be at least $5,000 (including the applicable sales load).

         You should read this prospectus, which contains important information about the Fund that you should know before deciding whether to invest, and retain it for future reference. A Statement of Additional Information, dated , 2005, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page [ ] of this prospectus, or the Fund's annual and semi-annual report by calling (800) 345-7999 or by writing the Fund. Free copies of the Fund's reports and its Statement of Additional Information are also available from the Fund's website at [ ]. You may also obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).

         "Standard & Poor's(R)," "S&P(R)" and "S&P Equity Long/Short Index" are trademarks of The McGraw-Hill companies, Inc. and have been licensed for use by the Investment Adviser. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no recommendation concerning the advisability of investing in the Fund.

         The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

(notes from previous page)
___________________


(1) Add notes (depending on what offering structure will be).

                               TABLE OF CONTENTS


                                                                            Page
Prospectus Summary.......................................................
Summary of Fund Expenses.................................................
The Fund ................................................................
Use of Proceeds .........................................................
Investment Objective and Policies .......................................
Risks ...................................................................
Management of the Fund ..................................................
Net Asset Value .........................................................
Distributions ...........................................................
Automatic Dividend Reinvestment Plan ....................................
Description of Capital Structure.........................................
Anti-Takeover and Other Provisions in the Fund's Governing Documents ....
Repurchase of Common Shares .............................................
Taxation ................................................................
Investor Qualification...................................................
The Offering ............................................................
Custodian, Administrator, Transfer Agent and Dividend Disbursing Agent ..
Legal Matters ...........................................................
Additional Information ..................................................
Privacy Principals of the Fund ..........................................
Table of Contents of the Statement of Additional Information ............
Appendix A: Investor Qualifications .....................................   A-1
Appendix B: Standard & Poor's Equity Long/Short Index ...................   B-1

                              ------------------

         You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

                              PROSPECTUS SUMMARY


This is only a summary of information contained elsewhere in this prospectus. This summary does not contain all of the information that you should consider before investing in the Fund's common shares. You should carefully read the more detailed information contained in this prospectus and the Statement of Additional Information, dated , 2005 (the "SAI"), especially the information set forth under the headings "Investment Objective and Policies" and "Risks."

The Fund ..............................      Claymore S&P Equity Long/Short
                                             Index Fund (the "Fund") is a
                                             newly organized, non-diversified,
                                             closed-end management investment
                                             company. The Fund's investment
                                             adviser is Claymore Advisors, LLC
                                             (the "Investment Adviser").
                                             PlusFunds Group Inc. (the
                                             "Sub-Adviser") serves as the
                                             Fund's sub-adviser and is
                                             responsible for the management of
                                             the Fund's portfolio of
                                             securities.

Investment Rationale ..................      The Fund provides investors the
                                             opportunity to obtain investment
                                             exposure to investment strategies
                                             used by a representative group of
                                             hedge fund managers that rely on
                                             fundamentally driven, bottom-up
                                             research for long and short stock
                                             picks, and that attempt to create
                                             "alpha" on both sides of the
                                             market while limiting overall
                                             portfolio risk. "Alpha" is a
                                             measure of selection risk in
                                             relation to the market and
                                             relates to factors affecting the
                                             performance of a manager's skill
                                             in selecting particular
                                             securities in relation to the
                                             behavior of the price of the
                                             stock market. A positive alpha is
                                             the extra return awarded to the
                                             investor for taking risk, instead
                                             of accepting the overall market
                                             return.

                                             In this respect, the Fund is
                                             similar to a "fund of funds" (or
                                             a "fund of hedge funds") because,
                                             through one investment, eligible
                                             investors can participate in the
                                             investment programs of hedge fund
                                             managers that have been selected
                                             by Standard & Poor's ("S&P") as
                                             representative of the range of
                                             hedge funds employing such
                                             strategies, without being subject
                                             to the high minimum investment
                                             requirements that many asset
                                             managers typically impose.
                                             However, unlike most other funds
                                             of funds, the investment
                                             portfolio of the Fund is
                                             structured with the goal of
                                             tracking the performance of a
                                             benchmark index. Thus, the Fund
                                             is a type of index fund. As such,
                                             the Fund's portfolio is not
                                             actively managed on a direct
                                             basis, but rather is passively
                                             managed as the Sub-Adviser
                                             determines to be consistent with
                                             the Fund's investment objective.
                                             Fund assets allocated to the
                                             hedge fund managers, however, are
                                             actively managed.

                                             The Fund provides the benefits of
                                             asset managers who have been
                                             professionally selected and are
                                             believed to be representative of
                                             their respective investment
                                             strategies and the opportunity to
                                             invest with asset managers whose
                                             services may not generally be
                                             available to the investing
                                             public, whose investment funds
                                             may be closed from time to time
                                             to new investors or who otherwise
                                             may place stringent restrictions
                                             on the number and type of persons
                                             whose money they will manage.

Investment Objective  .................      The Fund's investment objective
                                             is to seek investment returns
                                             that substantially correlate with
                                             the performance of the Standard &
                                             Poor's(R) Equity Long-Short Index
                                             (the "Index") (before Fund
                                             expenses). The Index is designed
                                             to represent the range of hedge
                                             funds that rely on fundamentally
                                             driven, bottom-up research for
                                             long and short stock picks, and
                                             that attempt to create "alpha" on
                                             both sides of the market while
                                             limiting overall portfolio risk.
                                             "Alpha" is a measure of selection
                                             risk in relation to the market
                                             and relates to factors affecting
                                             the performance of a manager's
                                             skill in selecting particular
                                             securities in relation to the
                                             behavior of the price of the
                                             stock market. A positive alpha is
                                             the extra return awarded to the
                                             investor for taking risk, instead
                                             of accepting the overall market
                                             return.

                                             There can be no assurance that
                                             the Fund's investment objective
                                             will be achieved.
Principal Investment
Strategies ............................      The Fund will pursue its
                                             investment objective by investing
                                             its assets primarily in private
                                             investment funds and other
                                             investment vehicles ("Portfolio
                                             Funds") that are managed by hedge
                                             fund managers selected by S&P for
                                             inclusion in the Index
                                             ("Portfolio Managers") or by
                                             investing in financial
                                             instruments that provide
                                             investment returns that are
                                             linked to the performance of the
                                             Index (or to one or more
                                             components of the Index) ("Index
                                             Derivatives"). Although the
                                             constituents of the Index are
                                             selected for inclusion in the
                                             Index by S&P, PlusFunds Group,
                                             Inc. (the "Sub-Adviser), as the
                                             Fund's investment sub-adviser, is
                                             responsible for determining the
                                             investments of the Fund,
                                             including the Portfolio Funds in
                                             which the Fund invests and the
                                             portion of the Fund's assets
                                             allocated to each Portfolio
                                             Manager. To the extent
                                             practicable, the Sub-Adviser
                                             intends to implement the Fund's
                                             investment program by investing
                                             the Fund's assets in Portfolio
                                             Funds the performance of which is
                                             reflected in the Index and which
                                             are the actual constituents of
                                             the Index. However, assets of the
                                             Fund may be invested in other
                                             Portfolio Funds managed by the
                                             Portfolio Managers and in Index
                                             Derivatives to the extent that
                                             such investments may facilitate
                                             the Fund's ability to pursue its
                                             investment objective consistent
                                             with applicable regulatory and
                                             tax requirements. In addition,
                                             the Fund may on occasion retain
                                             one or more Portfolio Managers to
                                             manage Portfolio Accounts (as
                                             defined below). The Fund normally
                                             will invest at least 80% of the
                                             value of its net assets (plus the
                                             amount of any borrowings for
                                             investment purposes) in Portfolio
                                             Funds that are managed by the
                                             Portfolio Managers and Index
                                             Derivatives.


The Index .............................      The Standard & Poor's Equity
                                             Long/Short Index (the "Index") is
                                             designed to represent the range
                                             of hedge funds that rely on
                                             fundamentally driven, bottom-up
                                             research for long and short stock
                                             picks, and that attempt to create
                                             "alpha" on both sides of the
                                             market while limiting overall
                                             portfolio risk. The Index
                                             includes two regional
                                             sub-indices: one with a U.S.
                                             focus and one with a Global
                                             Ex-U.S. focus. At the inception
                                             of the Index on March 31, 2004,
                                             the Index had 24 Portfolio
                                             Managers, with each of the two
                                             equally-weighted sub-indices
                                             comprising twelve Portfolio
                                             Managers. The number of Portfolio
                                             Managers may change from time to
                                             time.

The Fund's Investment
Program................................      The Fund will pursue its
                                             investment objective by investing
                                             its assets primarily: (i) in
                                             Portfolio Funds that are managed
                                             by the Portfolio Managers
                                             selected by S&P for inclusion in
                                             the Index; or (ii) in Index
                                             Derivatives. The investment
                                             programs used by the Portfolio
                                             Managers typically involve use of
                                             a variety of sophisticated
                                             investment techniques that
                                             include, among others, short
                                             sales of securities, use of
                                             leverage (i.e., borrowing money
                                             for investment purposes) and
                                             transactions in derivative
                                             securities and other financial
                                             instruments such as stock
                                             options, index options, futures
                                             contracts and options on futures.
                                             Portfolio Managers' use of these
                                             techniques is an integral part of
                                             their investment programs, and
                                             involves significant risks to the
                                             Fund.

                                             Portfolio Funds are specially
                                             designed to facilitate tracking
                                             of the Index and enable
                                             investment in multiple Portfolio
                                             Funds through investment in a
                                             single investment vehicle.
                                             However, assets of the Fund may
                                             be invested in other Portfolio
                                             Funds managed by the Portfolio
                                             Managers and in Index Derivatives
                                             to the extent that such
                                             investments may facilitate the
                                             Fund's ability to pursue its
                                             investment objective consistent
                                             with applicable regulatory and
                                             tax requirements. In addition,
                                             the Fund may on occasion retain
                                             one or more Portfolio Managers to
                                             manage and invest designated
                                             portions of the Fund's assets
                                             (either as separately managed
                                             accounts) or by creating separate
                                             investment vehicles in which a
                                             Portfolio Manager will serve as
                                             general partner/managing member
                                             of the vehicle and the Fund will
                                             be the sole limited
                                             partner/member). (Any arrangement
                                             in which the Fund retains a
                                             Portfolio Manager to manage a
                                             separate account or separate
                                             investment vehicle for the Fund
                                             is referred to as a "Portfolio
                                             Account.")

                                             Portfolio Managers may invest and
                                             trade in a wide range of
                                             instruments and markets,
                                             including, but not limited to,
                                             U.S. and foreign equities and
                                             equity-related instruments,
                                             currencies, financial and
                                             commodities futures, and
                                             fixed-income and other
                                             debt-related instruments.
                                             Portfolio Managers generally are
                                             not limited as to the markets in
                                             which they may invest or the
                                             investment disciplines that they
                                             may employ.

                                             During periods of adverse market
                                             conditions in the securities
                                             markets, one or more Portfolio
                                             Managers may temporarily invest
                                             all or any portion of the assets
                                             it manages in high quality
                                             fixed-income securities, money
                                             market instruments or shares of
                                             money market funds, or may hold
                                             assets as cash. At any time, the
                                             Fund may invest directly in money
                                             market instruments or shares of
                                             money market funds, or hold cash,
                                             for liquidity purposes.

                                             Portfolio Managers generally
                                             invest primarily in securities
                                             and other investments that are
                                             marketable. However, certain
                                             Portfolio Managers may also
                                             invest a portion of the assets of
                                             Portfolio Funds in privately
                                             placed securities and other
                                             investments that are illiquid.
                                             Interests in the Portfolio Funds
                                             are not marketable and only have
                                             limited liquidity. See
                                             "Investment Objective and
                                             Principal Strategies."

Derivatives ...........................      The Fund and Portfolio Funds may
                                             utilize "derivatives" to
                                             facilitate implementation of
                                             their investment programs. These
                                             instruments may be used for
                                             hedging and non-hedging purposes.
                                             Derivatives used for non-hedging
                                             purposes are considered
                                             speculative instruments and can
                                             subject the Fund and the
                                             Portfolio Funds to increased
                                             risks. See "Risks - Special
                                             Investment Instruments and
                                             Techniques-Derivatives."

Borrowings ............................      The Fund is authorized to borrow
                                             money for investment purposes
                                             (including to facilitate its
                                             ability to track the Index), to
                                             meet repurchase requests (as
                                             described below) and for cash
                                             management purposes. Borrowings
                                             by the Fund, including any
                                             borrowings on behalf of Portfolio
                                             Accounts, are subject to a 300%
                                             asset coverage requirement under
                                             the Investment Company Act of
                                             1940, as amended (the "1940
                                             Act"). Since the Portfolio Funds
                                             are not registered investment
                                             companies, they are not subject
                                             to this requirement. Borrowings
                                             by Portfolio Funds and the Fund
                                             for investment purposes (a
                                             practice known as "leverage")
                                             involve certain risks. See "Risk
                                             Factors - Special Investment
                                             Instruments and
                                             Techniques-Leverage; Interest
                                             Rates; Margin."

Management of the Fund.................      Claymore Advisors, LLC, a
                                             registered investment adviser,
                                             serves as the Fund's investment
                                             adviser, pursuant to an
                                             investment advisory agreement
                                             with the Fund. As compensation
                                             for its services, the Fund pays
                                             Claymore Advisors, LLC a fee,
                                             payable monthly, in an annual
                                             amount equal to [   ]% of the
                                             Fund's average daily Managed
                                             Assets (as defined herein).

                                             Claymore Advisors, LLC acts as
                                             investment adviser to several
                                             other closed-end investment
                                             companies. Claymore Securities,
                                             Inc., an affiliate of the
                                             Investment Adviser and one of the
                                             Underwriters, acts as servicing
                                             agent to various investment
                                             companies and specializes in the
                                             creation, development and
                                             distribution of investment
                                             solutions for advisers and their
                                             valued clients.

                                             PlusFunds Group Inc. serves as
                                             the Fund's sub-adviser, pursuant
                                             to a sub-advisory agreement with
                                             the Fund and the Investment
                                             Adviser. As compensation for its
                                             services, the Investment Adviser
                                             pays the Sub-Adviser a fee,
                                             payable monthly, in a maximum
                                             annual amount equal to [ ]% of
                                             the Fund's average daily Managed
                                             Assets (as defined herein).

                                             The Sub-Adviser is a Delaware
                                             corporation and a registered
                                             investment adviser. The
                                             Sub-Adviser offers a wide range
                                             of products to meet the diverse
                                             needs of qualified investors
                                             seeking different levels of
                                             exposure to the hedge fund
                                             marketplace - single-strategy
                                             offerings, multi-strategy rules
                                             based funds of funds, broad
                                             market index-based products, and
                                             more.

Fund Expenses .........................      In addition to the investment
                                             advisory fee, the Fund bears
                                             various expenses associated with
                                             its operations.

                                             The Fund also indirectly bears
                                             fees and expenses as an investor
                                             in Portfolio Funds. Each
                                             Portfolio Manager generally
                                             receives a management fee and a
                                             performance allocation with
                                             respect to the assets of
                                             Portfolio Funds that it manages.
                                             The amount of these fees and
                                             allocations varies among
                                             Portfolio Managers, but the
                                             management fees are generally
                                             expected to be between 1%-2.5%,
                                             on an annual basis, of the total
                                             assets managed by a Portfolio
                                             Manager, and the performance
                                             allocations are generally
                                             expected to be between 15%-25% of
                                             the net capital appreciation (if
                                             any) in the assets managed by a
                                             Portfolio Manager. If the Fund
                                             retains a Portfolio Manager to
                                             manage a Portfolio Account, a
                                             management fee and performance
                                             allocation would generally be
                                             payable to the Portfolio Manager.
                                             In such cases, the fees may
                                             differ from, and could be higher
                                             than, those described above. Any
                                             such Portfolio Account related
                                             advisory arrangements will be
                                             subject to the approval of the
                                             Board of Trustees of the Fund
                                             (the "Board") and shareholders of
                                             the Fund. The Fund would also
                                             seek exemptive relief from the
                                             SEC to the extent necessary to
                                             permit such Portfolio Account
                                             advisory arrangements. There can
                                             be no assurance that such relief
                                             would be granted.

The Offering ..........................      The Initial Offering. Claymore
                                             Securities, Inc. (the
                                             "Distributor") acts as the
                                             distributor of shares of the Fund
                                             on a best efforts basis, subject
                                             to various conditions. Shares are
                                             being offered for sale by the
                                             Distributor and through brokers
                                             or dealers that have entered into
                                             selling agreements with the
                                             Distributor. Shares are offered
                                             only to investors that meet all
                                             requirements to invest in the
                                             Fund. Shares will be offered at
                                             the net asset value per share of
                                             $25.00 plus the applicable sales
                                             load during the initial offering
                                             period which will terminate at
                                             5:00 p.m. Eastern time on , 2005.
                                             The minimum purchase during the
                                             initial offering period is [ ]
                                             shares. The Distributor expects
                                             to deliver shares purchased in
                                             the initial offering on or about
                                             _________ , 2005, or such earlier
                                             or later date as the Distributor
                                             may determine. All investor funds
                                             to purchase shares in the initial
                                             offering, and to purchase shares
                                             in subsequent offerings (which
                                             are expected to be made monthly),
                                             will be deposited in a
                                             non-interest bearing escrow
                                             account maintained by [ ], as
                                             escrow agent, for the benefit of
                                             the investors, pending acceptance
                                             or rejection of the purchase
                                             order. If an investor's purchase
                                             order is rejected, the escrowed
                                             funds will promptly be returned
                                             to the investor. See "Investor
                                             Qualifications."

                                             Additional Sales of Shares. The
                                             Fund intends to conduct
                                             additional sales of its shares at
                                             their net asset value to
                                             investors who are Eligible
                                             Investors. It is expected that
                                             such sales will be conducted on a
                                             monthly basis (or at such other
                                             times as may be determined by the
                                             Board of Trustees). All investor
                                             funds to purchase shares in
                                             subsequent offerings (which are
                                             expected to be made monthly),
                                             will be deposited in a
                                             non-interest bearing escrow
                                             account maintained by [     ], as
                                             escrow agent, for the benefit of
                                             the investors, pending acceptance
                                             or rejection of the purchase
                                             order.

                                             Minimum Investment. The minimum
                                             initial investment in the Fund by
                                             an investor is $25,000 (or 250
                                             shares in the initial offering).
                                             Subsequent investments must be at
                                             least $5,000. The Board may waive
                                             or reduce the required minimum
                                             initial and additional investment
                                             in the Fund with respect to
                                             investors that are affiliates,
                                             employees, officers or members of
                                             the Distributor, the Investment
                                             Adviser or the Sub-Adviser or any
                                             of their respective affiliates.
                                             The Fund reserves the right to
                                             reject any order for the purchase
                                             of shares and may, in its sole
                                             discretion, suspend the offering
                                             of shares at any time.

                                             Investor Qualification. Each
                                             prospective investor, or the
                                             investor's broker, dealer or
                                             other financial intermediary, is
                                             required to certify that shares
                                             of the Fund are being acquired
                                             for the account of an "Eligible
                                             Investor" (as defined herein).
                                             The minimum initial investment in
                                             the Fund is $25,000 (including
                                             the applicable sales load).
                                             Subsequent investments must be at
                                             least $5,000 (including the
                                             applicable sales load).

                                             Distribution Arrangements. Shares
                                             are being offered for sale by the
                                             Distributor and through brokers
                                             or dealers that have entered into
                                             selling agreements with the
                                             Distributor ("Selling Agents").
                                             The Distributor (or one of its
                                             affiliates) may pay compensation
                                             to Selling Agents from its own
                                             resources. These payments will
                                             not be an obligation of the Fund
                                             or of investors. See
                                             "Distribution Arrangements."

Investor Qualification ................     Shares are being offered only to
                                             "Eligible Investors" The term
                                             "Eligible Investor" includes,
                                             among others, an individual who:
                                             (i) has a net worth (or joint net
                                             worth with the investor's spouse)
                                             in excess of $1 million; (ii) had
                                             income in excess of $200,000 (or
                                             joint income with the investor's
                                             spouse in excess of $300,000) in
                                             each of the two preceding years
                                             and has a reasonable expectation
                                             of reaching the same income level
                                             in the current year; or (iii) has
                                             an account managed by an
                                             investment adviser registered
                                             under the Advisers Act of 1940,
                                             as amended (the "Advisers Act")
                                             and the adviser is subscribing
                                             for shares in a fiduciary
                                             capacity on behalf of the
                                             account. Please refer to Appendix
                                             A for a description of other
                                             categories of Eligible Investors.
                                             Existing shareholders who
                                             purchase additional shares will
                                             be required to meet the Fund's
                                             eligibility requirements at the
                                             time of the additional purchase.
                                             See "Investor Qualifications."

                                             Before an investor may invest in
                                             the Fund, the prospective
                                             investor or such prospective
                                             investor's broker, dealer or
                                             other financial intermediary will
                                             be required to certify that the
                                             investor meets the foregoing
                                             investor qualification
                                             requirements. If an investor's
                                             certification is not received on
                                             or before the date shares are to
                                             be issued, the investor's order
                                             will not be accepted. See
                                             "Investor Qualifications." and
                                             "Distribution
                                             Arrangements-Purchase Terms."

Investor Suitability ..................      An investment in the Fund
                                             involves a considerable amount of
                                             risk. Because it is possible that
                                             you may lose some or all of your
                                             investment, you should not invest
                                             in the Fund unless you can afford
                                             a total loss of your investment.
                                             Prior to making your investment
                                             decision, you should (i) consider
                                             the suitability of this
                                             investment with respect to your
                                             investment objectives and
                                             personal situation, (ii) consider
                                             factors such as your personal net
                                             worth, income, age, risk
                                             tolerance and liquidity needs,
                                             and (iii) consult your broker and
                                             financial advisor to determine
                                             whether your risk profile is
                                             suitable for this investment.

                                             Shares of the Fund have only
                                             limited liquidity. An investor
                                             may be able to liquidate its
                                             investment in the Fund only in
                                             connection with repurchase offers
                                             made by the Fund from time to
                                             time. There can be no assurance
                                             that the Fund will conduct
                                             periodic tender offers for its
                                             shares or that, if conducted,
                                             that an investor's shares will be
                                             repurchased in any particular
                                             tender offer.

Distributions on the Common Stock .....      Distributions will be paid
                                             annually on the shares in amounts
                                             representing substantially all of
                                             the net investment income, if
                                             any, earned each year. Payments
                                             on the shares will vary in
                                             amount, depending on investment
                                             income received and expenses of
                                             operation.

                                             The Fund intends to qualify and
                                             elect to be treated as a
                                             regulated investment company
                                             under the Internal Revenue Code
                                             of 1986. As a regulated
                                             investment company, the Fund will
                                             generally be exempt from federal
                                             income taxes on net investment
                                             income (which includes net
                                             short-term capital gain) and net
                                             capital gain (which is the excess
                                             of net long-term capital gain
                                             over net short-term capital loss)
                                             distributed to shareholders, as
                                             long as at least 90% of the
                                             Fund's net investment income is
                                             distributed to shareholders each
                                             year.

                                             It is unlikely that any of the
                                             Portfolio Funds in which the Fund
                                             invests will make regular
                                             distributions to the Fund. To the
                                             extent necessary, the Fund
                                             intends to redeem a sufficient
                                             amount of its interests in
                                             Portfolio Funds to meet the
                                             distribution requirement
                                             described above. Dividends will
                                             be paid annually by the Fund on
                                             its shares in amounts
                                             representing substantially all of
                                             the net investment income, if
                                             any, earned each year. Payments
                                             on the shares will vary in
                                             amount, depending on investment
                                             income received and expenses of
                                             operations. The Fund is not a
                                             suitable investment if you
                                             require regular dividend income.

                                             Under the Fund's automatic
                                             reinvestment plan, dividends
                                             and/or capital gain distributions
                                             paid by the Fund will be
                                             reinvested in additional shares
                                             of the Fund unless a shareholder
                                             "opts out" (elects not to
                                             participate). Shares will be
                                             issued under the plan at their
                                             net asset value on the
                                             ex-dividend date. There is no
                                             sales charge or other charge for
                                             reinvestment. The Fund reserves
                                             the right to suspend or limit the
                                             automatic reinvestment plan at
                                             any time. See "Distribution
                                             Policy." And "Dividends and Other
                                             Distributions-Automatic
                                             Reinvestment Plan."

Unlisted Closed End Structure; Limited
Liquidity and Transfer Restrictions....      The Fund has been organized as a
                                             closed-end management investment
                                             company. Closed-end funds differ
                                             from open-end management
                                             investment companies (commonly
                                             known as mutual funds) in that
                                             shareholders of a closed-end fund
                                             do not have the right to redeem
                                             their shares on a daily basis. In
                                             order to meet daily redemption
                                             requests, mutual funds are
                                             subject to more stringent
                                             regulatory limitations than
                                             closed-end funds.

                                             The Fund will not list its shares
                                             on any securities exchange, and
                                             there is no assurance that any
                                             secondary market will develop for
                                             the Fund's shares. Shares may be
                                             held only through a broker or
                                             dealer that has entered into a
                                             shareholder servicing agreement
                                             with the Fund. You will not be
                                             able to redeem your shares on a
                                             daily basis because the Fund is a
                                             closed-end fund. In addition, the
                                             Fund's shares are subject to
                                             transfer restrictions that permit
                                             transfers only to persons who are
                                             Eligible Investors. Brokers,
                                             dealers or the Fund may require
                                             substantial documentation in
                                             connection with a requested
                                             transfer of shares, and you
                                             should not expect that you will
                                             be able to transfer shares at
                                             all. Attempted transfers may
                                             require a substantial amount of
                                             time to effect. Shares of the
                                             Fund may not be exchanged for
                                             shares of any other fund. As
                                             described below, however, in
                                             order to provide a limited degree
                                             of liquidity, the Fund may
                                             conduct periodic tender offers
                                             for its outstanding shares. An
                                             investment in the Fund is
                                             suitable only for investors who
                                             can bear the risks associated
                                             with the limited liquidity of the
                                             shares and should be viewed as a
                                             long-term investment.

Repurchase of Shares ..................      No shareholder has the right to
                                             require the Fund to redeem its
                                             shares. To provide a limited
                                             degree of liquidity to investors,
                                             the Fund from time to time will
                                             offer to repurchase its shares
                                             pursuant to written tenders by
                                             investors. Repurchase offers will
                                             be made at such times and on such
                                             terms as may be determined by the
                                             Board in its sole discretion and
                                             generally will be offers to
                                             repurchase a specified amount of
                                             the Fund's outstanding shares.
                                             The Board will consider various
                                             factors in determining when the
                                             Fund will make repurchase offers,
                                             including recommendations that
                                             will be made by the Investment
                                             Adviser to the Board. The
                                             Investment Adviser expects that
                                             it will recommend to the Board
                                             that the Fund offer to repurchase
                                             shares four times each year, as
                                             of the last business day of [    ],
                                             [     ], [     ] and [     ].

                                             A repurchase fee equal to [1.0%]
                                             of the value of shares
                                             repurchased by the Fund will
                                             apply if the date as of which the
                                             shares are valued for purposes of
                                             repurchase is less than one year
                                             following the date of the
                                             investor's purchase of the shares
                                             (for this purpose, the first
                                             shares purchased by an investor
                                             will be deemed to be the first
                                             shares sold by the investor,
                                             i.e., the identity of the shares
                                             sold will be determined on a
                                             first-in, first-out basis)). The
                                             repurchase fee is payable to the
                                             Fund and, if applicable, deducted
                                             before payment of the proceeds of
                                             the repurchase to the investor.
                                             See "Fund Expenses."

                                             If the number of shares tendered
                                             for repurchase exceeds the number
                                             the Fund intends to repurchase,
                                             the Fund will repurchase shares
                                             on a pro-rata basis, and
                                             tendering shareholders will not
                                             have all of their tendered shares
                                             repurchased by the Fund. In
                                             addition, a shareholder who
                                             tenders for repurchase only a
                                             portion of the shares it holds
                                             will be required to maintain a
                                             minimum balance of $15,000 of
                                             shares, as of the repurchase
                                             date. The Fund has the right to
                                             reduce the amount of shares to be
                                             repurchased from a shareholder so
                                             that the required minimum balance
                                             is maintained. Nonetheless, the
                                             minimum account balance
                                             requirement will be waived in any
                                             situation where such waiver is
                                             required by applicable law.

                                             The Fund may redeem all or a
                                             portion of an investor's shares
                                             if, among other reasons, the Fund
                                             determines that it would be in
                                             the best interests of the Fund to
                                             do so. See "Repurchase Offers."

Tax Matters ...........................      Fund Consequences. The Fund
                                             intends to elect and to qualify
                                             each year to be treated as a
                                             regulated investment company for
                                             federal income tax purposes. To
                                             qualify as a regulated investment
                                             company, the Fund must comply
                                             with certain requirements
                                             relating to, among other things,
                                             the source of its income and the
                                             diversification of its assets. If
                                             the Fund so qualifies and if it
                                             distributes to its shareholders
                                             at least 90% of its net
                                             investment income (which includes
                                             taxable income and net short-term
                                             capital gains, but not net
                                             capital gains, which are the
                                             excess of net long-term capital
                                             gains over net short-term capital
                                             losses), it will not be required
                                             to pay federal income taxes on
                                             any income distributed to
                                             shareholders. The Fund intends to
                                             distribute at least the minimum
                                             amount of net investment income
                                             necessary to satisfy the 90%
                                             distribution requirement. It is
                                             unlikely that any of the
                                             Portfolio Funds in which the Fund
                                             invests will make regular
                                             distributions to the Fund. To the
                                             extent necessary, the Fund
                                             intends to redeem a sufficient
                                             amount of its interests in
                                             Portfolio Funds to meet the
                                             distribution requirement
                                             described above. In addition, the
                                             Fund may borrow an amount up to
                                             [33%] of its total assets for,
                                             among other things, cash
                                             management purposes, including to
                                             meet the distribution
                                             requirements described above. Any
                                             such borrowing entails risks. See
                                             "Risk Factors and Investment
                                             Considerations-Fund
                                             Risks-Leverage; Borrowing." The
                                             Fund will not be subject to
                                             federal income tax on any net
                                             capital gains distributed to its
                                             shareholders.

                                             Shareholder Consequences.
                                             Distributions of the Fund's net
                                             investment income are taxable to
                                             shareholders as ordinary income
                                             to the extent of the Fund's
                                             earnings and profits, whether
                                             received in shares of the Fund or
                                             cash. Shareholders who receive
                                             distributions in the form of
                                             additional shares will have a
                                             basis for federal income tax
                                             purposes in each share equal to
                                             the value thereof on the
                                             distribution date. Distributions
                                             of the Fund's net capital gains
                                             ("capital gain dividends"), if
                                             any, are taxable to shareholders
                                             as long-term capital gains
                                             regardless of the length of time
                                             the Fund shares have been held by
                                             such shareholders. Distributions
                                             in excess of the Fund's earnings
                                             and profits will first reduce the
                                             adjusted tax basis of the shares
                                             held by the shareholders and,
                                             after such adjusted tax basis is
                                             reduced to zero, will constitute
                                             capital gains to such shareholder
                                             (assuming such shares are held as
                                             a capital asset). The Fund will
                                             inform shareholders of the source
                                             and tax status of any
                                             distributions promptly after the
                                             close of each calendar year.

Risks and Special
Considerations ........................      An investment in the Fund
                                             involves substantial risks and
                                             special considerations. See "Risk
                                             Factors." These risks and special
                                             considerations include the
                                             following:

                                             o   Investing in the Fund can
                                                 result in a loss of capital
                                                 invested.

                                             o   Various risks are associated
                                                 with the securities and other
                                                 instruments in which
                                                 Portfolio Managers invest and
                                                 the specialized investment
                                                 techniques they use,
                                                 including the use of leverage
                                                 and short sales (which are
                                                 considered to be speculative
                                                 practices) and the use of
                                                 derivatives (which also
                                                 involves risks).

                                             o   The investment performance
                                                 of the Fund may fail to track
                                                 closely the performance of
                                                 the Index due to various
                                                 factors, including, but not
                                                 limited to: the impact of the
                                                 fees and expenses borne by
                                                 the Fund, including
                                                 transaction costs; the
                                                 inability of the Fund to gain
                                                 access to one or more
                                                 Portfolio Funds or Portfolio
                                                 Managers; and limitations on
                                                 the Fund's investments
                                                 resulting from the need to
                                                 comply with the Fund's
                                                 investment restrictions or
                                                 policies, or with regulatory
                                                 or tax law requirements.

                                             o   Shares of the Fund have only
                                                 limited liquidity.

                                             o   The Fund is a non-diversified
                                                 fund and invests in Portfolio
                                                 Funds that may not have
                                                 diversified investment
                                                 portfolios and may, in some
                                                 cases, concentrate their
                                                 investments in a single
                                                 industry or group of related
                                                 industries.

                                             o   Certain Portfolio Managers
                                                 invest in the securities of
                                                 companies having small market
                                                 capitalizations, which
                                                 involves greater risks than
                                                 would be involved in
                                                 investing in securities of
                                                 companies having larger
                                                 market capitalizations.

                                             o   Each Portfolio Manager
                                                 generally charges its
                                                 Portfolio Fund an asset-based
                                                 management fee and a
                                                 performance-based allocation.
                                                 These are in addition to the
                                                 Advisory Fee and
                                                 Administration Fee paid by
                                                 the Fund.

                                             o   The right to receive a
                                                 performance-based allocation
                                                 may create an incentive for a
                                                 Portfolio Manager to make
                                                 risky investments and may be
                                                 payable by a Portfolio Fund,
                                                 and thus indirectly by the
                                                 Fund, to its Portfolio
                                                 Manager even if the Fund's
                                                 overall returns are negative.

                                             o   The Sub-Adviser or Portfolio
                                                 Managers may have conflicts
                                                 of interest, including
                                                 conflicts relating to the
                                                 allocation of investment
                                                 opportunities between the
                                                 Fund or a Portfolio Fund and
                                                 other advised accounts.

                                             o   Portfolio Managers pursue
                                                 their investment programs
                                                 independently and one
                                                 Portfolio Manager may enter
                                                 into transactions that offset
                                                 the transactions of another
                                                 Portfolio Manager. This may
                                                 result in the Fund bearing
                                                 transaction costs without
                                                 obtaining any benefit.

                                             o   Portfolio Funds will not be
                                                 registered as investment
                                                 companies under the
                                                 Investment Company Act and,
                                                 therefore, the Fund as an
                                                 investor in Portfolio Funds
                                                 will not have the benefit of
                                                 the protections afforded by
                                                 the Investment Company Act.

                                             o   The Fund may have little or
                                                 no means of independently
                                                 verifying information
                                                 relating to the investment
                                                 activities of the Portfolio
                                                 Funds and, thus, may need to
                                                 rely on the Sub-Adviser or
                                                 others to ascertain whether
                                                 Portfolio Managers are
                                                 adhering to their disclosed
                                                 investment strategies or
                                                 their investment or risk
                                                 management policies.

                                             o   The Fund and the Investment
                                                 Adviser depend upon
                                                 information and other
                                                 services provided by the
                                                 Sub-Adviser and others under
                                                 the terms of the Sub-Advisory
                                                 Agreement. In addition, the
                                                 Sub-Advisory Agreement
                                                 provides the right for the
                                                 Fund to invest in the
                                                 Portfolio Funds which are the
                                                 vehicles from which the
                                                 performance of the Index is
                                                 determined. The Fund's
                                                 investment performance could
                                                 be adversely affected if the
                                                 information provided by the
                                                 Sub-Adviser or others is
                                                 inaccurate, if those services
                                                 are not provided or are
                                                 inadequate, if it cannot
                                                 invest in the Portfolio Funds
                                                 based upon which the
                                                 performance of the Index is
                                                 determined or if the
                                                 Sub-Advisory Agreement is
                                                 terminated.

                                             o   The Fund relies primarily on
                                                 information provided by the
                                                 Sub-Adviser and others in
                                                 valuing its investments in
                                                 Portfolio Funds and
                                                 determining the value of the
                                                 Fund's shares. There is a
                                                 risk that inaccurate
                                                 valuations could adversely
                                                 affect investors who purchase
                                                 Fund shares or whose shares
                                                 are repurchased by the Fund,
                                                 or could adversely affect
                                                 existing shareholders.

                                             o   Investors bear fees and
                                                 expenses at the Fund level
                                                 and also indirectly bear
                                                 fees, expenses and
                                                 performance-based allocations
                                                 that are imposed at the
                                                 Portfolio Fund level.

                                             o   The Fund may make additional
                                                 investments in or effect
                                                 withdrawals from Portfolio
                                                 Funds only at certain
                                                 specified times and, in
                                                 connection with withdrawals,
                                                 the Fund may receive
                                                 securities that are illiquid
                                                 or difficult to value.

                                             o   A Portfolio Fund is an
                                                 unregistered investment
                                                 company managed by one (or
                                                 more) of the Portfolio
                                                 Managers identified by S&P.
                                                 These unregistered funds are
                                                 typically majority owned and
                                                 administered by the
                                                 Sub-Adviser and advised by
                                                 the Portfolio Managers. The
                                                 Portfolio Funds are the
                                                 underlying components of the
                                                 Index as determined by S&P.

                                             In view of the risks noted above,
                                             the Fund should be considered a
                                             speculative investment and
                                             investors should invest in the
                                             Fund only if they can sustain a
                                             complete loss of their
                                             investment.

                                             No guarantee or representation is
                                             made that the investment program
                                             of the Fund will be successful or
                                             that the Fund will achieve its
                                             investment objective.
------------------------------------------------------------------------------

                           SUMMARY OF FUND EXPENSES

         The purpose of the table and the example below is to help you understand the fees and expenses that you, as a shareholder of the Fund, would bear directly or indirectly. The Other expenses shown in the table are based on estimated amounts for the Fund's first year of operations unless otherwise indicated.

Shareholder Transaction Expenses
   Sales load (as a percentage of offering price)........................[  ] %
   Expenses borne by the Fund   .........................................[  ] %
   [Repurchase Fee] .....................................................[  ] %
   Dividend reinvestment plan fees  .....................................  None


                                                            Percentage of Net Assets
                                                                 Attributable to
                                                            Common Shares (assumes no
Annual Expenses                                           financial leverage is issued)
---------------                                           -----------------------------
    Management fees.......................................                        [  ] %
    Interest payments on borrowed funds...................                          None
    Other expenses  ......................................                        [  ] %
    Total annual expenses.................................                        [  ] %

----------------
(1)      Notes

         The purpose of the table above and the example below is to help you understand the fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly. The "Other expenses" shown in the table are based on estimated amounts for the Fund's first year of operations unless otherwise indicated and assume that the Fund issues approximately [ ] Common Shares. If the Fund issues fewer shares, all other things being equal, the Fund's expense ratio as a percentage of net assets attributable to Common Shares would increase.

Example

            As required by relevant Securities and Exchange Commission regulations, the following example illustrates the expenses (including the sales load of $[ ] and estimated expenses of this offering of $[ ]) that you would pay on a $1,000 investment in Common Shares, assuming (1) "Total annual expenses" of [ ]% of net assets attributable to Common Shares and (2) a 5% annual return*:

                                                1 Year    3 Years   5 Years   10 Years
                                                ------    -------   -------   --------

Total Expenses Incurred ....................     $[ ]      $[ ]      $[ ]       $[ ]




------------
* The example should not be considered a representation of future expenses or returns. Actual expenses may be higher or lower than those assumed. Moreover, the Fund's actual rate of return may be higher or lower than the hypothetical 5% return shown in the example. The example assumes that the estimated "Other expenses" set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value.



                                   THE FUND

         Claymore S&P Equity Long/Short Index Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was organized as a statutory trust on April 4, 2005 pursuant to a Certificate of Trust and is governed by the laws of the State of Delaware. As a newly organized entity, the Fund has no operating history. Its principal office is located at 2455 Corporate West Drive, Lisle, Illinois 60532, and its telephone number is (630) 505-3700. Except as otherwise noted, all percentage limitations set forth in this prospectus apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action.

                                USE OF PROCEEDS

         The net proceeds of the offering of Common Shares will be approximately $ after payment of the estimated offering costs. The Fund will invest the net proceeds of the offering in accordance with its investment objective and policies as stated below. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds of the initial offering in accordance with its investment objective and policies within three months after the completion of the initial offering. Pending such investment, it is anticipated that the proceeds will be invested in U.S. government securities or high quality, short-term money market instruments.

                       INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

         The Fund's investment objective is to seek investment returns that substantially correlate with the performance of the Standard & Poor's(R) Equity Long/Short Index (the "Index") (before Fund expenses). The Index is designed to represent the range of hedge funds that rely on fundamentally driven, bottom-up research for long and short stock picks, and that attempt to create "alpha" on both sides of the market while limiting overall portfolio risk. "Alpha" is a measure of selection risk in relation to the market and relates to factors affecting the performance of a manager's skill in selecting particular securities in relation to the behavior of the price of the stock market. A positive alpha is the extra return awarded to the investor for taking risk, instead of accepting the overall market return.

          There can be no assurance that the Fund's investment objective will be achieved.

         The Fund's investment objective is considered fundamental and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

Investment Rationale

         The Fund provides investors the opportunity to obtain investment exposure to investment strategies used by a representative group of hedge fund managers that rely on fundamentally driven, bottom-up research for long and short stock picks, and that attempt to create "alpha" on both sides of the market while limiting overall portfolio risk.

         In this respect, the Fund is similar to a "fund of funds" (or a "fund of hedge funds") because, through one investment, eligible investors can participate in the investment programs of hedge fund managers that have been selected by Standard & Poor's ("S&P") as representative of the range of hedge funds employing such strategies, without being subject to the high minimum investment requirements that many asset managers typically impose. However, unlike most other funds of funds, the investment portfolio of the Fund is structured with the goal of tracking the performance of a benchmark index. Thus, the Fund is a type of index fund. As such, the Fund's portfolio is not actively managed, but rather is passively managed as the Sub-Adviser determines to be consistent with the Fund's investment objective. Fund assets allocated indirectly to the hedge fund managers, however, are actively managed.

         The Fund provides the benefits of the selection of asset managers who have been professionally selected and are believed to be representative of their respective investment strategies and the opportunity to invest with asset managers whose services may not generally be available to the investing public, whose investment funds may be closed from time to time to new investors or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage.

Principal Investment Strategies

         The Fund will pursue its investment objective by investing its assets primarily in private investment funds and other investment vehicles ("Portfolio Funds") that are managed by hedge fund managers selected by S&P for inclusion in the Index ("Portfolio Managers") or by investing in financial instruments that provide investment returns that are linked to the performance of the Index (or to one or more components of the Index) ("Index Derivatives"). Although the constituents of the Index are selected for inclusion in the Index by S&P, PlusFunds Group, Inc. (the "Sub-Adviser), as the Fund's investment sub-adviser, is responsible for determining the investments of the Fund, including the Portfolio Funds in which the Fund invests and the portion of the Fund's assets allocated to each Portfolio Manager. To the extent practicable, the Sub-Adviser intends to implement the Fund's investment program by investing the Fund's assets in Portfolio Funds the performance of which is reflected in the Index and which are the actual constituents of the Index. However, assets of the Fund may be invested in other Portfolio Funds managed by the Portfolio Managers and in Index Derivatives to the extent that such investments may facilitate the Fund's ability to pursue its investment objective consistent with applicable regulatory and tax requirements. In addition, the Fund may on occasion retain one or more Portfolio Managers to manage Portfolio Accounts (as defined herein). The Fund normally will invest at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in Portfolio Funds that are managed by the Portfolio Managers and Index Derivatives.

         These policies may be changed by the Fund's Board of Trustees, but no change is anticipated. If the Fund's policy with respect to investing at least 80% of its assets in Portfolio Funds that are managed by the Portfolio Managers and Index Derivatives changes, the Fund will provide shareholders at least 60 days' notice before implementation of the change.

The Fund's Investment Program

         The Fund will pursue its investment objective by investing its assets primarily: (i) in Portfolio Funds that are managed by the Portfolio Managers selected by S&P for inclusion in the Index; or (ii) in Index Derivatives. The investment programs used by the Portfolio Managers typically involve use of a variety of sophisticated investment techniques that include, among others, short sales of securities, use of leverage (i.e., borrowing money for investment purposes) and transactions in derivative securities and other financial instruments such as stock options, index options, futures contracts and options on futures. Portfolio Managers' use of these techniques is an integral part of their investment programs, and involves significant risks to the Fund.

         Portfolio Funds are specially designed to facilitate tracking of the Index and enable investment in multiple Portfolio Funds through investment in a single investment vehicle. However, assets of the Fund may be invested in other Portfolio Funds managed by the Portfolio Managers and in Index Derivatives to the extent that such investments may facilitate the Fund's ability to pursue its investment objective consistent with applicable regulatory and tax requirements. In addition, the Fund may on occasion retain one or more Portfolio Managers to manage and invest designated portions of the Fund's assets (either as separately managed accounts or by creating separate investment vehicles in which a Portfolio Manager will serve as general partner of the vehicle and the Fund will be the sole limited partner). (Any arrangement in which the Fund retains a Portfolio Manager to manage a separate account or separate investment vehicle for the Fund is referred to as a "Portfolio Account.")

         Portfolio Funds generally are not required to register under the 1940 Act because they do not publicly offer their securities and are restricted as to either the number of investors permitted to invest in the fund or as to the qualifications of persons eligible to invest in the fund. The typical Portfolio Fund has greater investment flexibility than traditional investment funds (such as mutual funds and most registered investment companies) as to the types of securities it may own, the types of trading strategies it may employ and, in many cases, the amount of leverage it may use.

         Portfolio Managers may invest and trade in a wide range of instruments and markets, including, but not limited to, U.S. and foreign equities and equity-related instruments, currencies, financial and commodities futures, and fixed-income and other debt-related instruments. Portfolio Managers generally are not limited as to the markets in which they may invest or the investment disciplines that they may employ.

         During periods of adverse market conditions in the securities markets, one or more Portfolio Managers may temporarily invest all or any portion of the assets it manages in high quality fixed-income securities, money market instruments or shares of money market funds, or may hold assets as cash. At any time, the Fund may invest directly in money market instruments or shares of money market funds, or hold cash, for liquidity purposes.

         The Fund will limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an order of the Securities and Exchange Commission (the "SEC"), or assurances from the SEC staff, under which the Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. The Fund also may not be required to adhere to this 5% investment limitation to the extent that it can rely on certain regulatory exemptions from the prohibitions on affiliated transactions. The 5% limitation will not apply if the Fund purchases non-voting securities of a Portfolio Fund. The Fund will not purchase voting or non-voting securities of a Portfolio Fund that in the aggregate represent 25% or more of the outstanding equity of such Portfolio Fund.

         Portfolio Managers generally invest primarily in securities and other investments that are marketable. However, certain Portfolio Managers may also invest a portion of the assets of Portfolio Funds in privately placed securities and other investments that are illiquid. Interests in the Portfolio Funds are not marketable and only have limited liquidity.

         The retention of a Portfolio Manager to manage a Portfolio Account is subject to the approval of the Board, including a majority of the persons comprising the Board (the "Trustees") who are not "interested persons," as defined by the 1940 Act, of the Fund or the Portfolio Manager (the "Independent Trustees"). The retention of a Portfolio Manager will in such cases also be subject to approval by shareholders, unless the Fund seeks and obtains an order of the SEC exempting the Fund from this requirement. The Fund may seek to obtain an SEC order exempting it from the shareholder approval requirement. However, no assurance can be given that such an order will be issued. The Fund's participation in any Portfolio Account arrangement will be subject to the requirement that the Portfolio Manager be registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and the Fund's contractual arrangements with the Portfolio Manager will be subject to the requirements of the 1940 Act applicable to investment advisory contracts.

         In managing Portfolio Funds, Portfolio Managers are not subject to the Fund's investment policies and restrictions or the various limitations and prohibitions applicable to the activities of investment companies registered under the 1940 Act (such as the Fund). This involves risks, including those associated with the fact that Portfolio Funds are generally not subject to any requirements that they diversify their investments or limit their investments in the securities of issuers engaged in a single industry or group of related industries. See "Risks--Investment Related Risks--Non-Diversified Status and Industry Concentration." However, the Fund's investment policies and restrictions, and limitations and prohibitions on investments imposed by the 1940 Act, will apply to Portfolio Accounts.

The Index

         The Standard & Poor's Equity Long/Short Index (the "Index") is designed to represent the range of hedge funds that rely on fundamentally driven, bottom-up research for long and short stock picks, and that attempt to create "alpha" on both sides of the market while limiting overall portfolio risk. The Index includes two regional sub-indices: one with a U.S. focus and one with a Global Ex-U.S. focus. At the inception of the Index on March 31, 2004, the Index had 24 Portfolio Managers, with each of the two equally-weighted regional sub-indices comprising 12 Portfolio Managers. The number of Portfolio Managers may change from time to time.

         Portfolio Managers represented in the Index employ stock-specific investment strategies that have net exposure to the equity market. Net exposure is defined as the excess of the long market exposure less the short market exposure. Strategies typically used by an equity long/short manager focus on fundamental stock selection, both long and short, generally with a long market bias. This strategy is designed to deliver equity-like returns that are derived from the Portfolio Manager's fundamental stock selection and the portfolio's exposure to the market. Portfolio Managers employing this investment strategy may use leverage.

         The performance of the Index reflects the investment returns of accounts managed by hedge fund managers selected by S&P. These accounts are separate entities from other funds managed by the included managers. The accounts comprising the Index are equally weighted within each sub-index and the two sub-indices are equally weighted. Because there may not be the same number of funds in the two sub-indices, the funds may not have an equal weighting in the composite Index. Performance of the accounts included in the Index is computed net of all fees and expenses of the accounts, including management and administrative fees and performance-based incentive compensation payable to the managers of those accounts.

         S&P has absolute discretion to modify any and all constituents of the Index. Because the Index is intended to be a benchmark and is not managed by S&P to achieve superior investment returns, poor investment performance by a particular hedge fund manager in and of itself would not result in elimination of that manager from the Index.

         The Index generally is rebalanced annually, but may be rebalanced more often as managers are added or removed. Additions to, or deletions from, the Index are determined by S&P and incorporated into the Index after the finalization process (typically several weeks after the end of the month in which the change is made) (each, a "Rebalancing Period"). Additions and deletions are expected to be announced at least one month prior to the start of each Rebalancing Period. Managers may be added or removed from the Index at the sole discretion of S&P and S&P retains the right to remove a manager between Rebalancing Periods if deemed necessary to address what it determines are extraordinary circumstances. Changes made in the composition of the Index will be publicly announced by S&P, and the Fund will not have advance access to such announcements. S&P reserves the right to restate past results of the Index should it be deemed necessary.

         S&P Hedge Fund Index Committee. The S&P Equity Long/Short Index Committee ("Index Committee") is solely responsible for assigning hedge fund managers to, and removing hedge fund managers from, the Index, based on criteria that it has established. Each of the underlying constituent managers comprising the Index (each a "Portfolio Manager") is selected based on its adherence to its stated equity long/short investing strategy as determined by S&P and is subjected to a rigorous due diligence review process. The Index is intended to provide a benchmark that, in the opinion of the Index Committee, is broadly reflective of equity long/short hedge fund investment strategies that are held as commonly accepted practices. The criteria established by the Index Committee are designed to screen out hedge fund managers whose investments do not conform to the managers' intended strategies, have untested strategies, or have unsatisfactory operational or compliance policies and procedures. The Index Committee does not manage the Index in an effort to achieve specific investment returns or with regard to the interests of a company issuing an Index-linked investment product or investors in such a product. It is important to note that the Index Committee's decision to include a particular hedge fund manager as one of the Portfolio Managers does not reflect an endorsement by S&P or anyone else of the merits of such hedge fund manager. The Index Committee oversees the methodology and operations of the Index and has primary responsibility for the strategy classifications, composition, and methodology. The Index Committee attempts to ensure that the Index retains the high standards and qualities set forth above.

         S&P makes publicly available on its website
(www.sp-hedgefundindex.com) certain information relevant to the Index, including the methodology used to select Portfolio Managers, the formulas for computing the Index, values of the Index on a daily basis (including history), announcements of any changes to the construction or composition of the Index, and the aggregate historical self-reported returns of the Portfolio Managers before the inception of the Index, which S&P calls a pro forma index.

         The majority of Index Committee members, as well as the chairperson, are employees of S&P. However, the Index Committee may also include industry practitioners and members of the academic community. As of the inception of the Index, there were five Index Committee members, although there may be more or fewer members from time to time.

         Index Construction. The Index construction process begins by the Index Committee identifying a universe of candidate equity long/short hedge fund managers for potential inclusion in the Index. This universe includes managers of funds who actively report data to certain public databases, as well as other managers who do not report to the databases but are identified through other means. Historical returns for these managers, as well as assets under management, are collected from the managers. Those managers whose organizational structure, behavior, and/or history are, in the opinion of the Index Committee, inconsistent with institutional investment constraints and the guidelines discussed below are eliminated.

         Hedge fund managers are required to have two to three years of performance history to qualify for inclusion in the Index as Portfolio Managers. The Index Committee has also determined a minimum asset size of $75 million (managed in similar strategies or funds) for inclusion in the Index in an attempt to ensure that Portfolio Managers: (a) have a demonstrated organizational and managerial infrastructure, (b) are employing strategies that are likely to be scalable, and (c) have a high likelihood of business continuity. In addition, hedge fund managers must be willing to implement their strategies through a segregated managed account in order to be selected as a Portfolio Manager. The Index Committee has absolute discretion to modify any and all constraints as well as to consider exceptions to the foregoing criteria. Since the Index is intended to be a benchmark and is not managed by the Index Committee to achieve superior investment returns, out-performance by a Portfolio Manager is not necessarily a factor in retaining that manager as a Portfolio Manager.

         The universe of Equity Long/Short hedge funds is both broad and varied since managers have at their disposal a wide range of securities in multiple locations, sectors, and capitalization sizes. This universe is analyzed in order to identify recognizable sub-groups on which to construct a representative index. Analysis shows that sub-groups are recognizable according to geography, beta level, and beta variability.

         Funds are classified as U.S., Europe, or Asia according to where the stocks they generally trade are listed, or as global if they trade across multiple regions. Funds are classified as general if they trade stocks in multiple sectors or industries or as specialist if they generally focus on a single sector or industry. These classifications refer to the trading focus of a particular manager, not to imply a manager would not trade outside that classification from time to time.

         Factor regressions to fine-tune the classification of the global and unclassified funds. The technique is also applied to reclassify funds with an unclassified sector/industry focus. A significant number of global funds are now reallocated to a specific region. Funds with regression results strongly indicating they invest in two or more of these major regions or with results that do not conclusively point to any one particular region are classified as multi-regional to more closely reflect their composition. Country-specific funds are removed. The objective is to avoid niche strategies that do not have deep enough peer groups to measure representativeness and include only funds in larger and more established markets and strategies.

         The equity long/short universe is further analyzed with regard to fund betas, both level and variability. Funds with a consistent proportion of net market exposure regardless of the market cycle have relatively stable betas (and are called stable beta funds). Funds that either intentionally vary or do not actively manage their net market exposure are called variable beta funds.

         Various quantitative statistical procedures are employed which are designed to ensure a high level of strategy purity for the equity long/short hedge fund managers considered for inclusion in the Index. Correlation levels are analyzed to ensure a degree of strategy purity and managers who do not satisfy the correlation criteria are generally not considered.

         The pool of eligible equity long/short hedge fund managers for inclusion in the Index is further reduced through a rigorous due diligence process generally including, among other things, an analysis of: the manager's performance during various time periods and market cycles; the structure of the manager's portfolio and the types of securities or other instruments held, and its fee structure. The Index Committee considers subjective factors as well, including, but not limited to, the manager's reputation, experience, and training; the manager's articulation of, and adherence to, its stated investment philosophy; the quality and stability of the manager's organization, including internal and external professional staff and the presence and deemed effectiveness of the manager's risk management discipline.

         Computation of the Index. S&P calculates the Index using net asset values (NAVs ) of managed accounts operated generally in pari passu by the Portfolio Managers. Performance of the accounts included in the Index is computed net of all fees and expenses of the accounts, including management and administrative fees and performance-based incentive compensation payable to the Portfolio Managers of those accounts.

S&P currently computes the Index as of a particular time as follows:

1. the gross asset value ("GAV") is determined for each managed account. This equals the total performance less the hedge fund expense and the flat manager fee;
2. the net asset value ("NAV") is determined for each account. This equals the GAV less the performance fee (the performance fee is based on the increase in the GAV of the fund);
3. the sum of the NAVs for each of the accounts within a strategy, weighted equally, is determined for each of the nine strategies;
4. the sum of the NAVs for each of the strategies within a sub-index, weighted equally, is determined for each of the three sub-indices;
5. the sum of the NAVs for each of the sub-indices within the Index, weighted equally, is determined for the Index.

         While S&P currently employs the above methodology to calculate the Index, no assurance can be given that S&P will not modify or change this methodology sometime in the future.

         The Fund is not sponsored, endorsed, sold or promoted by S&P, which is a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track the performance of hedge funds. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the Index, which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or its shareholders into consideration in determining, composing or calculating the Index. S&P is not responsible for and has not participated in the determination of the timing of issuance of shares of the Fund, the prices at which shares of the Fund are issued or the quantities of shares of the Fund to be issued or in the determination or calculation of the net asset value of the Fund. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

         S&P does not guarantee the accuracy or the completeness of the Index or any data included therein and S&P has no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund, investors in the Fund or any other person or entity from the use of the Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

         Appendix B contains past performance and statistical information regarding the Index. S&P commenced calculation of the Index on March 31, 2004. This performance and statistical information does not represent the investment performance of the Fund. The information is provided to illustrate the combined historic investment results obtained by the constituents of the Index and should not be viewed as indicative of the future investment performance of the Index or the Fund. Prospective investors should carefully read the notes accompanying the investment performance charts in Appendix B. Past performance of the Index or its constituents does not guarantee future results of the Index or the Fund.

Borrowing; Use of Leverage

         The Fund is authorized to borrow money for investment purposes (including to facilitate its ability to track the Index), to meet repurchase requests and for cash management purposes. Portfolio Funds generally are also permitted to borrow money for similar purposes. The use of borrowings for investment purposes is known as "leverage" and involves a high degree of risk. The investment programs of certain Portfolio Managers may make extensive use of leverage. See "Risks--Risks of Special Investment Instruments and Techniques--Leverage; Interest Rate; Margin."

         The Fund is subject to the 1940 Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement"). This means that the value of the Fund's total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). These limits do not apply to the Portfolio Funds and, therefore, the Fund's portfolio may be exposed to the risk of highly leveraged investment programs of certain Portfolio Managers. The determination of compliance with the Asset Coverage Requirement as applicable to the Fund will take into account any borrowings by Portfolio Accounts, as well as to other transactions by Portfolio Accounts that can be deemed to result in the creation of "senior securities." Generally, in conjunction with investment positions of the Fund and Portfolio Accounts that are deemed to constitute senior securities, the Fund must: (i) observe the Asset Coverage Requirement; (ii) maintain daily a segregated account in cash or liquid securities at such a level that the amount segregated plus any amounts pledged to a broker as collateral will equal the current value of the position; or (iii) otherwise cover the investment position with offsetting portfolio securities. Segregation of assets or covering investment positions with offsetting portfolio securities may limit a Portfolio Account's ability to otherwise invest those assets or dispose of those securities. See "Risks--Risks of Special Investment Instruments and Techniques--Leverage; Interest Rates; Margin."

Short Selling

         Portfolio Funds and Portfolio Accounts may sell securities short. To effect a short sale, a Portfolio Fund or Portfolio Account borrows the security being sold short from a brokerage firm, or other permissible financial intermediary, and makes delivery of that security to the buyer. The Portfolio Fund or Portfolio Account then is obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price of the security at that time may be more or less than the price at which the security was sold short by the Portfolio Fund or Portfolio Account, which would result in a loss or gain, respectively. The use of short sales is a speculative practice and involves significant risks. See "Risks--Risks of Special Investment Instruments and Techniques--Short Selling."

Derivatives

         Portfolio Funds and Portfolio Accounts may use financial instruments, known as derivatives, for purposes of hedging portfolio risk and for non-hedging purposes. Examples of derivatives include stock options, index options, swaps, futures contracts, forward contracts and options on futures. In addition, the Fund may use Index Derivatives to facilitate tracking the performance of the Index or specified components of the Index. These financial instruments will generally be structured as swaps, options or notes.

         Transactions in derivatives may be more efficient and less costly than entering into the actual individual long and short positions. Portfolio Funds and Portfolio Accounts are authorized to use any combination of derivatives in a variety of ways in pursuing their investment objectives. From time to time, new derivatives instruments are developed and offered in the marketplace. Portfolio Funds and Portfolio Accounts are authorized to utilize any such new instruments in pursuing their investment objectives. Transactions in derivatives, including Index Derivatives, involve risks. See "Risks-- Risks of Special Investment Instruments and Techniques--."

         The Fund has claimed an exclusion from the definition of the term commodity pool operator ("CPO") pursuant to Rule 4.5 under the CEA. Therefore, the Fund is not subject to registration or regulation as a CPO under the CEA.

Short-Term and Defensive Investments

         The Fund invests its cash reserves in high quality short-term investments. These investments may include money market instruments and other short-term debt obligations, shares of money market mutual funds, and repurchase agreements with banks, brokers and dealers. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a significant portion of its assets in these securities or hold cash. This could prevent the Fund from achieving its investment objective. Repurchase agreements involve certain risks that are described in the SAI.

Portfolio Turnover

         The Fund's activities involve investment in the Portfolio Funds, which may invest on the basis of certain short-term market considerations. The turnover rate within the Portfolio Funds is expected to be significant, potentially involving substantial brokerage commissions and fees. The Fund will have no control over this turnover. In addition, the withdrawal of the Fund from a partnership or termination of a separate account relationship could also involve expense to the Fund under the terms of the Fund's investment.

Investment Restrictions

         The Fund has adopted certain other investment limitations designed to limit investment risk. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares, as defined in the 1940 Act (and preferred shares, if any, voting together as a single class). See "Investment Restrictions" in the SAI for a complete list of the fundamental investment policies of the Fund.

                                     RISKS

         Investors should consider the following risk factors and special considerations associated with investing in the Fund. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Investment Related Risks

         General Economic and Market Conditions. The success of the Fund's investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Portfolio Funds and the Portfolio Accounts. Unexpected volatility or illiquidity could impair the Fund's profitability or result in losses.

         Index Tracking Error. The Fund expects that it will achieve a correlation between the performance of its portfolio and that of the Index of at least 0.95 (before Fund expenses). However, there can be no assurance that this degree of correlation can be achieved. Correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value increases or decreases in exact proportion to changes in the Index. Although the Fund seeks to track the performance of the Index, certain factors can cause a deviation between the performance of the Fund and the performance of the Index, including, among others: (i) the fees and expenses of the Fund, including transaction costs; (ii) the ability of the Fund to time its investments in, and withdrawals from, Portfolio Funds, and to retain Portfolio Managers for Portfolio Accounts, so as to correspond to the precise time in which particular Portfolio Managers are added to, or eliminated from, the Index; (iii) limitations on the Fund's investments resulting from the need to comply with the Fund's investment restrictions or policies, or with regulatory or tax law requirements; (iv) an imperfect correlation between the performance of an Index Derivative entered into by the Fund and the Index (or the component of the Index that corresponds to the Index Derivative); and (v) the need to maintain a portion of the Fund's assets in cash or short-term investments to maintain liquidity to effect repurchases of the Fund's shares, to make investments and to pay Fund expenses. The Fund's ability to track the Index may also be adversely affected if, for regulatory or any other reasons, it cannot gain access to one or more Portfolio Funds or Portfolio Managers. In order to facilitate its ability to track the Index, the Fund may employ leverage, a practice which involves certain risks. See "--Risks of Special Investment Instruments and Techniques--Leverage; Interest Rates; Margin."

         Strategy Risk. The failure or deterioration of a particular type of investment strategy may cause most or all Portfolio Managers that employ that strategy to suffer significant losses. Strategy specific losses may result from excessive concentration by multiple Portfolio Managers in the same investment or broad events that adversely affect particular strategies (e.g., illiquidity within a given market). The strategies employed by the Portfolio Managers can be expected to be speculative and involve substantial risk of loss in the event of such failure or deterioration.

         Withdrawal Risks of Portfolio Funds. Although the Fund believes its policies with respect to the repurchase of its shares are sufficient to allow the Fund itself to provide adequate notice to exercise its own rights to withdraw from Portfolio Funds, it is possible that the Fund may not be able to redeem all of its assets in a timely manner. Accordingly, a shareholder tendering shares for repurchase may be subject to risk of the Portfolio Funds until such time that the Fund has actually received its assets from the Portfolio Fund. Although the Fund plans to seek diversification in the investment of its assets, the Fund may not be able to satisfy such withdrawal requests from a variety of its Portfolio Funds and be required to make disproportionate withdrawals from select Portfolio Funds, resulting in a temporary imbalance to its strategy of not investing, directly or indirectly, more than [10%] of the Fund's total assets, measured at the time of investment, in any one Portfolio Fund. In addition, as a result of the difference between repurchase policies of the Fund and of the redemption policies of the Portfolio Funds, the Investment Adviser may be required to select Portfolio Funds for liquidation on the basis of the redemption policies of Portfolio Funds rather than other investment considerations, which may result in the remaining portfolio of Fund Investments being less diverse in terms of investment strategies, number of managers or Portfolio Funds, liquidity, or other investment considerations that would otherwise be the case.

         Investment Limitations of Portfolio Funds. Portfolio Managers of Portfolio Funds may place limitations on the amount of, or number of persons whose, money they will manage. As a result, certain managers and Portfolio Funds to which the Sub-Adviser would like to allocate Fund assets may limit, or not be able to accept, any allocation of Fund assets. If the Sub-Adviser's ability to make allocations to Portfolio Funds is limited or restricted, the Fund's investment objective and, thus its returns, could be negatively impacted. Furthermore, because of these investment limitations, it is likely that the Fund's portfolio and those of other clients of the Investment Adviser and its affiliates will have differences in the specific investments held in their portfolios even when their investment objectives are the same or similar. These differences will result in differences in portfolio performance.

         Highly Volatile Markets. The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. Price movements of forwards, futures and other derivative contracts in which a Portfolio Fund's or a Portfolio Account's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Portfolio Funds and Portfolio Accounts are also subject to the risk of the failure of any exchanges on which their positions trade or of the clearinghouses for those exchanges.

         Risks of Securities Activities. All securities investing and trading activities involve the risk of loss of capital. The Fund's investment program, which involves allocating assets to multiple Portfolio Managers that pursue a variety of investment strategies, may operate to moderate these risks. However, there can be no assurance that the Fund's or any Portfolio Fund's investment program will be successful or that investors in the Fund will not suffer losses. The following discussion sets forth some of the more significant risks associated with the Portfolio Managers' styles of investing:

         Equity Securities. Portfolio Managers' investment portfolios may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. Portfolio Managers also may invest in depositary receipts relating to foreign securities. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

         Fixed-Income Securities. Portfolio Funds and Portfolio Accounts may invest a portion of their assets in fixed-income securities as part of their investment strategies, for defensive purposes or to maintain liquidity. Fixed-income securities include bonds, notes and debentures issued by U.S. and foreign corporations and governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

         High Yield ("Junk") Bonds. Portfolio Funds and Portfolio Accounts may invest in non-investment grade debt securities (commonly referred to as "junk bonds"). Non-investment grade debt securities are securities that have received a rating from nationally recognized statistical rating organization (a "Rating Agency") below the fourth highest rating category or, if not rated by any Rating Agency, are of comparable quality.

         Investments in non-investment grade debt securities, including convertible lower rated debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Junk bonds are subject to greater risk of loss of income and principal than higher rated securities. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, additional expenses to seek recovery may be incurred. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. In addition, periods of economic uncertainty and change probably would result in increased volatility of market prices of high yield securities. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities.

         Convertible Securities. A Portfolio Fund's or Portfolio Account's investments in convertible securities subject them, and thus the Fund, to the risks associated with both fixed-income securities and stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Additionally, lower rated convertible securities are subject to increased speculative risks discussed above under the risks of High Yield ("Junk") Bonds.

         Foreign Investments. It is expected that Portfolio Funds and Portfolio Accounts will invest in securities issued by foreign corporations and governments. Investing in these securities involves certain considerations not usually associated with investing in securities of U.S. corporations or the U.S. Government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on dividends, interest, capital gain or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict a Portfolio Manager's investment opportunities. In addition, accounting and financial reporting standards that prevail in foreign countries generally are not equivalent to U.S. standards and, consequently, less information is available to investors in companies located in such countries than is available to investors in companies located in the U.S. Moreover, an issuer of securities may be domiciled in a country other than the country in whose currency the instrument is denominated. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other. There is also less regulation, generally, of the securities markets in foreign countries than there is in the U.S. In addition, unfavorable changes in foreign currency exchange rates may adversely affect the U.S. dollar values of securities denominated in foreign currencies or traded in foreign markets. Portfolio Managers may, but are generally not required to, hedge against such risk, and there is no assurance that any attempted hedge will be successful.

         Foreign securities in which Portfolio Funds and Portfolio Accounts may invest include securities of issuers in emerging and developing markets. These issuers and markets present risks not found when investing in securities of issuers in more mature markets. Securities of issuers in emerging and developing markets may be more difficult to sell at acceptable prices and their prices may be more volatile than prices of securities in more developed markets. Settlements of securities trades in emerging and developing markets may be subject to greater delays than in other markets so that the proceeds of a sale of a security may not be received on a timely basis. Emerging markets generally have less developed trading markets and exchanges, and legal and accounting systems. Investments in issuers in emerging and developing markets may be subject to greater risks of government restrictions with respect to withdrawing the proceeds from sales of such investments. Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments of developing countries may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of stocks of local companies.

         Illiquid Investments. Portfolio Funds and Portfolio Accounts may invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices for such securities may not exist or may tend to be volatile, and a Portfolio Fund or a Portfolio Account may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities traded on national securities exchanges or other established markets. Restricted securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale.

         Small-Cap and Mid-Cap Issuers. Historically, the prices of small and medium market capitalization stocks have been more volatile than the prices of larger capitalization stocks. Among the reasons for greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the market for such stocks, and the greater sensitivity of small and medium size companies to changing economic conditions. Medium and small company stock prices also may fluctuate independently of larger company stock prices and may decline as large company stock prices rise, or vice versa. In addition, small and medium size companies in which the Portfolio Funds invest may have products and management which have not been thoroughly tested by time or by the marketplace. These companies may be more dependent on a limited number of key personnel and their financial resources may not be as substantial as those of more established companies.

         Distressed Investments. Portfolio Funds and Portfolio Accounts may invest in securities of companies that are in financial distress, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, or that are involved in bankruptcy or reorganization proceedings. These securities may include bank loans, senior or subordinated debt securities, trade claims, promissory notes, preferred equity, warrants and other evidences of indebtedness. There can be no assurance that a Portfolio Manager will correctly evaluate the nature and magnitude of all factors that could affect the outcome of an investment. Investments in financially troubled companies involve substantial financial and business risks that can result in substantial or even total loss. Among the risks inherent in such investments is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Investments in securities of companies in bankruptcy, liquidation or reorganization proceedings are often subject to litigation among the participants in such proceedings. Such investments also may be adversely affected by federal and state laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and a bankruptcy court's power to disallow, reduce, subordinate or disenfranchise particular claims. These and other factors contribute to above-average price volatility and abrupt and erratic movements of the market prices of these securities, and the spread between the bid and asked prices of such securities may be greater than normally expected. It may take a number of years for the market price of such securities to reflect their intrinsic value.

         Securities of financially troubled companies require active monitoring and may, at times, require participation in bankruptcy or reorganization proceedings by a Portfolio Manager. To the extent that a Portfolio Manager becomes involved in such proceedings, the Portfolio Manager may have a more active participation in the affairs of the issuer than that assumed generally by an investor, and such participation may generate higher legal fees and other transaction costs relating to the investment than would normally be the case.

         In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new security the value of which will be less than the purchase price of the security in respect to which such distribution was made.

         In certain transactions, a Portfolio Manager may not hedge against market fluctuations, or, in liquidation situations, may not accurately value the assets of the company being liquidated. This can result in losses, even if the proposed transaction is consummated.

         Non-Diversified Status and Industry Concentration. The Fund is a "non-diversified" investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the percentage of the Fund's assets that may be invested in the securities of any one issuer. Also, there are no requirements that the investments of Portfolio Funds be diversified. The portfolio of the Fund may therefore be subject to greater risk than the portfolio of a similar fund that diversifies its investments. The Fund does intend to comply with the diversification requirements imposed by Section 851(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code").

         Under these requirements, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets must be invested in cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited (for purposes of this calculation) to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the Fund's total assets may be invested in securities (other than U.S. government securities or securities of other regulated investment companies) of (A) any one issuer, (B) any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (C) any one or more "qualified publically traded partnerships" (as defined in the Internal Revenue Code). For purposes of meeting these diversification requirements, the Fund will test the diversification of its assets in each of two ways: (i) each Portfolio Fund will be treated as a single issuer and each Portfolio Account's assets will be treated as if held directly by the Fund; and (ii) the Fund's proportionate share of the assets of each Portfolio Fund and Portfolio Account will be treated as if held directly by the Fund.

         In addition, the Fund does not invest 25% or more of the value of its total assets in the securities (other than U.S. government securities) of issuers engaged in a single industry or group of related industries (but invests 25% or more of the value of its total assets in Portfolio Funds except during temporary periods of adverse market conditions affecting Portfolio Funds in which the Fund invests). Portfolio Funds generally are not subject to similar industry concentration restrictions on their investments and, in some cases, may invest 25% or more of the value of their total assets in a single industry or group of related industries. The Fund will not invest in a Portfolio Fund if, as a result of such investment, 25% or more of the value of the Fund's total assets would be invested in Portfolio Funds that have investment programs that focus on investing in one particular industry or group of related industries. Nevertheless, it is possible that, at any given time, the Portfolio Funds in which the Fund is invested will, in the aggregate, have investments in a single industry or group of related industries constituting 25% or more of the value of their combined total assets. For this reason, an investment in the Fund involves greater investment risk because there is a possibility that a significant portion of the Fund's assets may at some times be invested, indirectly through Portfolio Funds in which the Fund invests, in the securities of issuers engaged in similar businesses that are likely to be affected by the same market conditions and other industry-specific risk factors. Portfolio Funds are not generally required to provide current information regarding their investments to their investors (including the Fund). Although the Sub-Adviser has agreed to provide information regarding the investments of all Portfolio Funds, the Fund may nevertheless not be able to determine at any given time whether or the extent to which Portfolio Funds, in the aggregate, have invested 25% or more of their combined assets in any particular industry or group of related industries.

Risks of Special Investment Instruments and Techniques

         The Portfolio Managers may utilize a variety of special investment instruments and techniques to hedge against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue a Portfolio Fund's or a Portfolio Account's investment objective. The Fund may also utilize special investment instruments and techniques in order to facilitate its ability to track the Index or one or more components of the Index. These strategies may be executed through derivative transactions. Certain of the special investment instruments and techniques that the Portfolio Managers may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

         Derivatives. Derivatives are securities and other instruments the value or return of which is based on the performance of an underlying asset, index, interest rate or other investment. Derivatives may be volatile and involve various risks, depending upon the derivative and its function in a portfolio. Special risks may apply to instruments that are invested in by Portfolio Funds or Portfolio Accounts in the future that cannot be determined at this time or until such instruments are developed or invested in by Portfolio Funds or Portfolio Accounts. Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk. Derivatives may entail leverage in that their investment exposures could be greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Portfolio Fund's or Portfolio Account's performance. See "--Leverage; Interest Rate; Margin" below.

         Swaps. Swaps may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty. Swaps can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swaps may increase or decrease a Portfolio Fund's or Portfolio Account's exposure to equity securities, long-term or short-term interest rates, foreign currency values, corporate borrowing rates, or other factors. Swaps can take many different forms and are known by a variety of names. Swaps may increase or decrease the overall volatility of a Portfolio Fund's or Portfolio Account's portfolio. The most significant factor in the performance of swaps is the change in the individual equity values, specific interest rate, currency or other factors that determine the amounts of payments due to and from the counterparties. If a swap calls for payments by a Portfolio Fund or Portfolio Account, it must be prepared to make such payments when due. See also "--Counterparty Credit Risk" below. To achieve investment returns equivalent to those achieved by a Portfolio Manager in whose investment vehicle the Fund may not be able to invest directly, the Fund may enter into swap agreements under which the Fund may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive over a stated time period the total return of a referenced investment vehicle that is managed by that Portfolio Manager.

         Call and Put Options. Portfolio Managers may use options as part of their investment programs. There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

         Index Derivatives. The Fund may use Index Derivatives to facilitate its ability to track the Index or specified components of the Index under circumstances where regulatory, tax or other considerations prohibit or restrict investments by the Fund in Portfolio Funds. These instruments, which may be structured as swaps, options or notes, involve risks similar to those generally associated with swaps and other derivatives, but also involve investment risks similar to those associated with direct investments in Portfolio Funds to the extent that the returns payable to the Fund from an Index Derivative will be linked to the investment returns of Portfolio Funds. The use of Index Derivatives also involves various costs that would not be incurred when investing in Portfolio Funds. These costs will reduce the investment returns of the Fund.

         Structured Notes and Swaps. The Fund may purchase structured notes linked to Portfolio Funds or may enter into swaps or other contracts paying a return equal to the total return of Portfolio Funds ("Indirect Investments"). The value of Indirect Investments depend largely upon price movements in the underlying Portfolio Funds to which such Indirect Investments are linked. Therefore, many of the risks applicable to the underlying asset (i.e., the Portfolio Funds themselves) are also applicable to the Indirect Investments. However, there are other risks associated with the Indirect Investments. Indirect Investments expose the Fund to the credit risk of the parties with which it deals. Non-performance by counterparties of the obligations or contracts underlying the Indirect Investments could expose the Fund to losses, whether or not the transaction itself was profitable. Indirect Investments may expose the Fund to additional liquidity risks as there may not be a liquid market within which to close or dispose of outstanding obligations or contracts.

         Commodity Futures Contracts. Portfolio Funds and Portfolio Accounts may trade in commodity futures (and related options), a practice which may involve substantial risks. The low margin or premiums normally required in such trading may provide a large amount of leverage, and a relatively small change in the price of a security or contract can produce a disproportionately larger profit or loss. There is no assurance that a liquid secondary market will exist for commodity futures contracts or options purchased or sold, and a Portfolio Fund or Portfolio Account may be required to maintain a position until exercise or expiration, which could result in losses. Futures positions may be illiquid because, for example, most U.S. commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as "daily price fluctuation limits" or "daily limits." Once the price of a contract for a particular future has increased or decreased by an amount equal to the daily limit, positions in the future can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. Futures contract prices on various commodities or financial instruments occasionally have moved to the daily limit for several consecutive days with little or no trading. Similar occurrences could prevent a Portfolio Fund or Portfolio Account from promptly liquidating unfavorable positions and cause it to be subject to substantial losses. In addition, a Portfolio Fund or Portfolio Account may not be able to execute futures contract trades at favorable prices if trading volume in such contracts is low. It is also possible that an exchange or the Commodity Futures Trading Commission (the "CFTC") may suspend trading in a particular contract, order immediate liquidation and settlement of a particular contract or order that trading in a particular contract be conducted for liquidation only. In addition, the CFTC and various exchanges impose speculative position limits on the number of positions that may be held in particular commodities. Trading in commodity futures contracts and options are highly specialized activities that may entail greater than ordinary investment or trading risks.

         Failure of Futures Commission Merchants. Under the Commodity Exchange Act, as amended (the "CEA"), futures commission merchants are required to maintain customers' assets in a segregated account. To the extent that a Portfolio Fund or Portfolio Account engages in futures and options contract trading and the futures commission merchants with whom it maintains accounts fail to so segregate the assets of the Portfolio Fund or Portfolio Account, the Portfolio Fund or Portfolio Account will be subject to a risk of loss in the event of the bankruptcy of any of its futures commission merchants. In certain circumstances, a Portfolio Fund or Portfolio Account might be able to recover, even with respect to property specifically traceable to the Portfolio Fund or Portfolio Account, only a pro rata share of all property available for distribution to a bankrupt futures commission merchant's customers.

         Other Futures Contracts and Options Thereon. Portfolio Funds or Portfolio Accounts may enter into futures contracts on securities indices and U.S. Government securities that are traded on exchanges licensed and regulated by the CFTC or on foreign exchanges, and may trade in currency futures contracts. A securities index futures contract does not require the physical delivery of the securities underlying the index, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular securities index futures contract reflect changes in the specified index of the securities on which the futures contract is based. Trading on foreign exchanges is subject to the legal requirements of the jurisdiction in which the exchange is located and the rules of such foreign exchange.

         A Portfolio Fund or Portfolio Account may sell a currency futures contract if it is anticipated that exchange rates for a particular currency will fall. A Portfolio Fund or Portfolio Account may purchase a currency futures contract for non-hedging purposes to pursue its investment objective when it anticipates that a particular currency will appreciate in value, but securities denominated in that currency do not present an attractive investment and are not included in its portfolio. In addition, such a transaction can be used as a hedge against a decrease in the value of portfolio securities that are denominated in such currency. If it is anticipated that a particular currency will rise, a Portfolio Manager may purchase a currency futures contract to protect against an increase in the price of securities that are denominated in a particular currency and which the Portfolio Manager intends to purchase.

         A risk in employing currency futures contracts to protect against the price volatility of portfolio securities that are denominated in a particular foreign currency is that the prices of the securities that are subject to such contracts may not completely correlate with the behavior of the cash prices of portfolio securities. The correlation may be distorted by the fact that the currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approached maturity. Another risk is that a Portfolio Manager could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place.

         Although futures and options transactions, when used for hedging rather than non-hedging purposes to pursue a Portfolio Fund's or Portfolio Account's investment objective, are intended to enable the Portfolio Fund or Portfolio Account to manage interest rate, stock market or currency exchange risks, unanticipated changes in interest rates, market prices or currency exchange rates could result in poorer performance than if the Portfolio Fund or Portfolio Account had not entered into these transactions. Even if a Portfolio Manager correctly predicts interest rate, market price or currency rate movements, a hedge could be unsuccessful if changes in the value of its futures position did not correspond to changes in the value of its investments. This lack of correlation between the futures and securities or currency positions may be caused by differences between the futures and securities or currency markets or by differences between the assets underlying a futures position and the securities held by or to be purchased for the Portfolio Fund or Portfolio Account.

         The prices of futures contracts depend primarily on the value or level of the indices or assets on which they are based. Because there are a limited number of types of futures contracts, it is likely that the standardized futures contracts available to a Portfolio Fund or Portfolio Account will not exactly match the assets the Portfolio Fund or Portfolio Account wishes to hedge or intends to purchase, and consequently will not provide a perfect hedge against all price fluctuation. To compensate for differences in historical volatility between positions a Portfolio Manager wishes to hedge and the standardized futures contracts available to it, a Portfolio Manager may purchase or sell futures contracts with a greater or lesser value than the assets it wishes to hedge or intends to purchase.

         Futures contracts and options thereon are derivative instruments. Losses that may arise from certain futures transactions, particularly those involved in non-hedging contexts to pursue a Portfolio Fund's or Portfolio Account's investment objective, are potentially unlimited.

         Hedging Transactions. Portfolio Managers may utilize a variety of financial instruments, such as derivatives, options, interest rate swaps, caps and floors, futures and forward contracts to seek to hedge against declines in the values of their portfolio positions as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events. Hedging transactions may also limit the opportunity for gain if the value of the hedged portfolio positions should increase. It may not be possible for the Portfolio Managers to hedge against a change or event at a price sufficient to protect a Portfolio Fund's or Portfolio Account's assets from the decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge against certain changes or events at all. A Portfolio Manager may enter into hedging transactions to seek to reduce: currency exchange rate and interest rate risks, the risks of a decline in the equity markets generally or one or more sectors of the equity markets in particular; or the risks posed by the occurrence of certain other events. However, unanticipated changes in currency or interest rates, or increases or smaller than expected decreases in the equity markets or sectors being hedged, or the non-occurrence of other events being hedged against may result in a poorer overall performance for the Fund than if the Portfolio Manager had not engaged in any hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. Moreover, for a variety of reasons, the Portfolio Managers may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Portfolio Managers from achieving the intended hedge or expose the Fund to additional risk of loss.

         Counterparty Credit Risk. Many of the markets in which the Portfolio Funds or Portfolio Accounts effect their transactions are "over-the-counter" or "inter-dealer" markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets. To the extent a Portfolio Fund or Portfolio Account invests in swaps, derivative or synthetic instruments, or other over-the-counter transactions, it is assuming a credit risk with regard to parties with which it trades and also bears the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes a Portfolio Fund or Portfolio Account to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Portfolio Fund or Portfolio Account to suffer a loss. Counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where a Portfolio Fund or Portfolio Account has concentrated its transactions with a single or small group of counterparties. Portfolio Funds and Portfolio Accounts are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. The ability of Portfolio Funds and Portfolio Accounts to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties' financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund. The use of Index Derivatives by the Fund involves similar risks.

         Leverage; Interest Rate; Margin. The Fund is authorized to borrow money for investment purposes, including to facilitate its ability to track the Index, to meet repurchase requests and for cash management purposes. Portfolio Funds generally are also permitted to borrow money. The Fund, Portfolio Funds and Portfolio Accounts may directly or indirectly borrow funds from brokerage firms and banks. Borrowing for investment purposes is known as "leverage." Portfolio Funds and Portfolio Accounts may also "leverage" by using options, swaps, forwards and other derivative instruments. Although leverage presents opportunities for increasing investment return, it has the effect of potentially increasing losses as well. Any event that adversely affects the value of an investment, either directly or indirectly, by a Portfolio Fund or Portfolio Account could be magnified to the extent that leverage is employed. The cumulative effect of the use of leverage, directly or indirectly, in a market that moves adversely to the investments of the entity employing the leverage could result in a loss that would be greater than if leverage were not employed. In addition, to the extent that the Fund, Portfolio Funds or Portfolio Accounts borrow funds, the rates at which they can borrow may affect the operating results of the Fund.

         In general, the anticipated use of short-term margin borrowings results in certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which the securities have been borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then there could be a "margin call," pursuant to which additional funds would have to be deposited with the broker or the broker would effect a mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of pledged securities, it might not be possible to liquidate assets quickly enough to pay off the margin debt and this could result in mandatory liquidation of positions in a declining market at relatively low prices. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice.

         Short Selling. Portfolio Managers may engage in short selling. Short selling involves selling securities that are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows an investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, as the price of the underlying securities could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. For these reasons, short selling is considered a speculative investment practice.

         Portfolio Funds and Portfolio Accounts may also effect short sales "against the box." These transactions involve selling short securities that are owned (or that a Portfolio Fund or Portfolio Account has the right to obtain). When a Portfolio Fund or Portfolio Account enters into a short sale against the box, it will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. Portfolio Funds and Portfolio Accounts will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against the box.

General Risks

         No Operating History. The Fund is a newly organized, diversified, closed-end management investment company with no operating history.

         Not a Complete Investment Program. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the market. An investment in the shares of the Fund should not be considered a complete investment program. Each investor should take into account the Fund's investment objective as well as the investor's other investments when considering an investment in the Fund.

         Unlisted Closed-End Fund; Limited Liquidity. The Fund is a closed-end investment company designed primarily for long-term investors and is not intended to be a trading vehicle. The Fund does not intend to list its shares for trading on any national securities exchange. There is no secondary market for shares of the Fund, and there is no assurance that a secondary market will develop. The Fund's shares are therefore not readily marketable. Because the Fund is a closed-end investment company, shares of the Fund may not be redeemed on a daily basis, and they may not be exchanged for shares of any other fund. Although the Fund intends to make periodic repurchase offers for its outstanding common shares at net asset value, the Fund's shares are significantly less liquid than shares of funds that trade on a stock exchange. Also, because the common shares will not be listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of shareholders.

         You may not be able to sell all the shares that you wish to sell in a repurchase offer. In extreme cases, the Fund may not be able to complete repurchases due to its holding of illiquid investments. In that even, you may be able to sell your shares only if you are able to find an Eligible Investor willing to purchase your shares. Any such sale may have to be negotiated at unfavorable prices.

         Transfer Restrictions. The Fund's shares will be subject to transfer restrictions that permit transfers only to persons who meet the standard set forth herein for Eligible Investors. Your ability to sell your shares will be limited even if a secondary trading market for the shares develops. If you attempt to transfer your shares to someone who is not an Eligible Investor, the transfer will not be permitted and will be void. Brokers, dealers or the Fund may require substantial documentation in connection with a requested transfer of shares, and you should not expect that you will be able to transfer shares at all. Attempted transfers may require a substantial amount of time to effect.

         Repurchase Offers. To provide a limited degree of liquidity to investors, the Fund from time to time will offer to repurchase its shares pursuant to written tenders by investors. Repurchase offers will be made at such times and on such terms as may be determined by the Board of Trustees of the Fund (the "Board") in its sole discretion. However, there is no guarantee that you will be able to sell all of your Fund shares that you desire to sell in any particular repurchase offer. If a repurchase offer is oversubscribed by shareholders, the Fund will repurchase only a pro rata portion of the shares tendered by each shareholder. The potential for pro-ration may cause some investors to tender more shares for repurchase than they wish to have repurchased.

         The Fund's repurchase policy may have the effect of decreasing the size of the Fund over time from what it otherwise would have been. It may therefore force the Fund to sell assets it would not otherwise sell. It may also reduce the investment opportunities available to the Fund and cause its expense ratio to increase.

         Performance-Based Allocations. Each Portfolio Manager generally is entitled to receive performance-based allocations, expected to range from 15% to 25% of net profits, with respect to the Portfolio Fund that it manages. Performance-based allocations may create an incentive for Portfolio Managers to make investments that are riskier or more speculative than those that might have been made in the absence of such arrangements. In addition, because the performance-based allocations are generally calculated on a basis that includes both realized and unrealized appreciation, these allocations may be greater than if they were based solely on realized gains. See "Special Risks of Multi-Manager Structure."

         Newly Organized Portfolio Fund Managers. The Fund may invest in Portfolio Funds that are managed by managers that have managed Portfolio Funds for a relatively short period of time. The previous experience of such managers is typically in trading proprietary accounts of financial institutions or managing unhedged accounts of institutional money managers or other investment firms. Because such managers may not have direct experience managing Portfolio Funds, including experience with financial, legal or regulatory considerations unique to management of a Portfolio Fund, and there is generally less information available on which to base an opinion of such manager's investment and management expertise, investments with such manager's may be subject to greater risk and uncertainty than investments with more experienced managers of Portfolio Funds.

         Trading Strategies of Portfolio Funds May Not Be Successful. There can be no assurance that the trading strategies employed by a manager of a Portfolio Fund will be successful. For example, the proprietary models used by a manager may not function as anticipated during unusual market conditions. Furthermore, while each manager may have a performance record reflecting its prior experience, this performance cannot be used to predict future profitability.

         "Soft Dollar" Payments. In selecting brokers, banks, and dealers to effect portfolio transactions, managers of certain Portfolio Funds may consider such factors as price, the ability of the brokers, banks, and dealers to effect transactions, their facilities, reliability, and financial responsibility, as well as any products or services provided, or expenses paid, by such brokers, banks, and dealers. Products and services may include research items used by the Portfolio Fund manager in making investment decisions, and expenses may include general overhead expenses of the Portfolio Fund manager. Such "soft dollar" benefits may cause a Portfolio Fund manager to execute a transaction with a specific broker, bank, or dealer even though it may not offer the lowest transaction fees.

         Concentration. Some of the Portfolio Funds in which the Fund invests may concentrate their investments in only a few securities, industries or countries. Although the Fund's overall investments will be diversified, concentration by individual Portfolio Funds may cause a proportionately greater loss than if their investments had been spread over a larger number of investments.

         Portfolio Adjustment. It is expected that a significant portion of the Fund's assets may be allocated to Portfolio Funds which contain restrictions on the withdrawal or redemption of investors' capital in the Portfolio Fund. The existence of these restrictions may limit the Fund's ability to make rapid portfolio adjustments resulting from changes in the global securities markets, an individual investment manager program, or the particular investment strategy.

         Turnover. The Fund's activities involve investment in the Portfolio Funds, which may invest on the basis of certain short-term market considerations. The turnover rate within the Portfolio Funds is expected to be significant, potentially involving substantial brokerage commissions and fees. The Fund will have no control over this turnover. In addition, the withdrawal of the Fund from a partnership or termination of a separate account relationship could also involve expense to the Fund under the terms of the Fund's investment.

         Other Trading Strategies. Certain of the Portfolio Funds will employ strategies for which no specific "risk factors" are provided. Nevertheless, such strategies should be considered to be speculative, volatile and, in general, no less risky than other strategies more fully described herein.

         Dependence on the Sub-Adviser and Others. The Fund and the Investment Adviser are dependent upon certain services provided by the Sub-Adviser and others, which include the furnishing of information regarding the composition of the Index, the investment holdings of certain Portfolio Funds and the valuation of interests in certain Portfolio Funds. There can be no assurance that the Sub-Adviser will not terminate the agreement pursuant to which that information is provided.

         In addition, S&P has granted a license to the Sub-Adviser to use certain trademarks, as well as the right to utilize the Index in connection with the creation and operation of various investment vehicles such as certain Portfolio Funds. Certain of these rights are licensed to the Investment Adviser pursuant to an agreement among S&P, the Sub-Adviser and the Investment Adviser. Under various circumstances, the license agreement between the Sub-Adviser and S&P or the license agreement among S&P, the Investment Adviser and the Sub-Adviser may be terminated. In the event of such termination, the Fund may be unable to continue to utilize such trademarks and may not be able to obtain necessary information regarding the Index. This could make continued operation of the Fund impractical.

         Conflicts of Interest. The Portfolio Managers and their respective affiliates, provide investment advisory and other services to clients other than the Fund and Portfolio Funds and Portfolio Accounts. In addition, investment professionals associated with the Portfolio Managers may carry on investment activities for their own accounts and the accounts of family members (collectively, "Other Accounts"). The Fund, Portfolio Funds and Portfolio Accounts have no interest in these activities. As a result of the foregoing, the Portfolio Managers will be engaged in substantial activities other than on behalf of the Fund, Portfolio Funds and Portfolio Accounts, and may have differing economic interests in respect of such activities and may have conflicts of interest in allocating investment opportunities.

         There may be circumstances under which a Portfolio Manager will cause one or more Other Accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Portfolio Fund's or Portfolio Account's assets they commit to such investment. There also may be circumstances under which a Portfolio Manager purchases or sells an investment for its Other Accounts and does not purchase or sell the same investment for a Portfolio Fund or Portfolio Account, or purchases or sells an investment for a Portfolio Fund or Portfolio Account and does not purchase or sell the same investment for one or more Other Accounts. However, it is generally the policy of the Portfolio Managers that investment decisions for all accounts they manage be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting the accounts and that investment transactions and opportunities be fairly allocated among Portfolio Funds, Portfolio Accounts and Other Accounts.

         Portfolio Managers and their affiliates may have interests in Other Accounts which differ from their interests in Portfolio Funds and Portfolio Accounts and may manage such accounts on terms that are more favorable to them than the terms on which they manage Portfolio Funds or Portfolio Accounts. In addition, Portfolio Managers may charge fees to Other Accounts and be entitled to receive performance-based incentive fees or allocations from Other Accounts that are lower than the fees and performance-based incentive allocations to which Portfolio Funds and Portfolio Accounts are subject.

Special Risks of Multi-Manager Structure

         Use of Multiple Portfolio Fund Managers. No assurance can be given that the collective performance of the Portfolio Funds will result in profitable returns for the Fund as a whole. Positive performance achieved by one or more Portfolio Fund may be neutralized by negative performance experienced by other Portfolio Funds.

         No Investment Company Regulation. Portfolio Funds generally will not be registered as investment companies under the Investment Company Act. Thus, the Fund will not have the benefit of various protections afforded by the Investment Company Act with respect to its investments in Portfolio Funds. Although the Sub-Adviser expects to receive certain information regarding the investment performance of Portfolio Funds on a regular basis, the Sub-Adviser may have little or no means of independently verifying this information. A Portfolio Manager may use proprietary investment strategies that are not fully disclosed, which may involve risks under some market conditions that are not anticipated. In addition, certain Portfolio Managers will not be registered as investment advisers under the Advisers Act, in reliance on certain exemptions from registration. In such cases, Portfolio Managers will not be subject to various disclosure requirements and rules that would apply to registered investment advisers.

         By investing in Portfolio Funds and Portfolio Accounts indirectly through the Fund, investors bear asset-based fees at the Fund level and indirectly bear asset-based fees and performance-based allocations at the Portfolio Fund or Portfolio Account level. Similarly, investors bear a proportionate share of the other operating expenses of the Fund (including administrative expenses) and indirectly bear similar expenses of Portfolio Funds and Portfolio Accounts. An investor who meets the conditions imposed by the Portfolio Managers, including investment minimums that may be considerably higher than the $25,000 minimum initial investment requirement imposed by the Fund, could invest directly with the Portfolio Managers, thereby avoiding the additional fees and expenses of the Fund.

         Each Portfolio Manager will receive any performance-based allocation to which it is entitled irrespective of the investment performance of other Portfolio Managers or the investment performance of the Fund generally. Thus, a Portfolio Manager with positive investment performance will receive this allocation from the applicable Portfolio Fund or Portfolio Account (and indirectly from the Fund and its shareholders) even if the Fund's overall investment return is negative. Investment decisions of the Portfolio Managers are made independently of each other. As a result, at any particular time, one Portfolio Manager may be purchasing shares of an issuer for a Portfolio Fund or Portfolio Account whose shares are being sold by another Portfolio Manager for another Portfolio Fund or Portfolio Account. In such situations, the Fund would indirectly be incurring transaction costs without accomplishing any net investment result.

         Because the Fund may make additional investments in or effect withdrawals from Portfolio Funds only at certain times and subject to limitations set forth in the governing documents of the Portfolio Funds, the Fund from time to time: may have to invest a greater portion of its assets temporarily in money market securities than it otherwise might wish to invest in order to maintain necessary liquidity to repurchase shares; may have to borrow money to repurchase shares; and may not be able to withdraw its investment in a Portfolio Fund promptly after it has made a decision to do so. This may adversely affect the Fund's investment return or increase the Fund's expenses. In particular, to the extent the Fund invests its assets in money market securities, those assets will not be available for investment in other opportunities, including Portfolio Funds, Index Derivatives and Portfolio Accounts.

         Portfolio Funds may be permitted to redeem their interests in-kind. Thus, upon the Fund's withdrawal of all or a portion of its interest in a Portfolio Fund, the Fund may receive securities that are illiquid or difficult to value. In these circumstances, the Sub-Adviser would seek to dispose of the securities received by the Fund in a manner that is in the Fund's best interest.

         The Fund may agree to indemnify certain of the Portfolio Funds and, subject to certain limitations imposed by the Investment Company Act, certain Portfolio Managers from liability, damage, cost or expense arising out of, among other things, certain acts or omissions.

         Portfolio Account Allocations. The Fund may on occasion allocate its assets to a Portfolio Manager by retaining the Portfolio Manager to manage a Portfolio Account for the Fund, rather than by investing in a Portfolio Fund. Portfolio Accounts can expose the Fund to theoretically unlimited liability, and it is possible, given the leverage at which certain of the Portfolio Managers will trade, that the Fund could lose more in a Portfolio Account that is managed by a particular Portfolio Manager than the Fund has allocated to the Portfolio Manager to invest. This risk may be avoided if the Fund, instead of retaining a Portfolio Manager to manage a separate account comprised of a designated portion of the Fund's assets, creates a separate investment vehicle for which a Portfolio Manager will serve as general partner and in which the Fund will be the sole limited partner. Use of this structure, however, involves various expenses, and there is no requirement that separate investment vehicles be created for Portfolio Accounts.

         Calculation of Net Asset Value. In some cases, the Fund will have little ability to assess the accuracy of the valuations of its investments in Portfolio Funds that are received from the Sub-Adviser or from a Portfolio Fund or its administrator. There are no market quotations available to use in valuing the Fund's investments in Portfolio Funds. As a result, these investments will be valued at their fair values as determined in accordance with procedures adopted in good faith by the Board of Trustees (the "Board"). These valuations may not in all cases accurately reflect the values of the Fund's investments in Portfolio Funds. Such inaccuracies may adversely affect the Fund or investors who purchase shares of the Fund or have their shares repurchased.

         The net asset value at which Fund shares are sold to investors and repurchased by the Fund is based upon the value of the Fund's interests in Portfolio Funds and the value of its other assets less liabilities and accrued expenses, determined as of the date shares are issued or the date as of which shares tendered for repurchase are valued (a "Valuation Date"). Generally, the Fund will rely on net asset values reported by the Portfolio Funds or their administrators as of those dates. Subsequent to the Valuation Date, adjustments may be made by a Portfolio Fund or its administrator to the net asset value of a Portfolio Fund to correct valuation, accounting or other errors. The Fund will adjust the number of Fund shares issued to or repurchased from any particular shareholder in the event that a more accurate valuation becomes available prior to the end of the subsequent month in which the shares are issued or repurchased by the Fund. A previously determined net asset value per share of the Fund will not be modified as a result of adjustments made after the last Business day of the subsequent month. As a result, the prices at which the Fund issues or repurchases shares may not always reflect accurately the value of the Fund's assets. This could result in investors paying too much upon the purchase of shares or receiving too little upon repurchase of their shares. This could adversely affect existing shareholders of the Fund if shares are issued at too low a price or repurchased at too high a price. See "Calculation of Net Asset Value."

         Certain securities in which Portfolio Funds or Portfolio Accounts invest may not have readily ascertainable market prices. Securities held by Portfolio Funds will nevertheless generally be valued by the Sub-Adviser or the Portfolio Managers, which valuations will be conclusive with respect to the Fund, even though there generally will be a conflict of interest in valuing such securities because the values given to the securities will affect the compensation of the Portfolio Managers. Any such securities held by a Portfolio Account will be valued at their "fair value" as determined in good faith in accordance with procedures adopted in good faith by the Board.

         Reliability of Valuations. The Fund's interest in a Portfolio Fund is valued at an amount equal to the Fund's capital account in the limited partnership or other entity which issued such interest, as determined pursuant to the instrument governing such issuance. As a general matter, the governing instruments of the Portfolio Funds in which the Fund invests provide that any securities or investments which are illiquid, not traded on an exchange or in an established market or for which no value can be readily determined, will be assigned such fair value as the respective investment managers may determine in their judgment based on various factors. Such factors include, but are not limited to, aggregate dealer quotes or independent appraisals. Such valuations may not be indicative of what actual fair market value would be in an active, liquid or established market. Valuations may be provided by the managers of a Portfolio Fund to the Fund based on interim unaudited financial statements. These figures may be subject to a subsequent upward or downward adjustment following the auditing of such financial records. If a shareholder tenders shares for repurchase by the Fund, subsequent valuation adjustments to Portfolio Fund's interests may occur and there is a risk that such shareholder may receive an amount upon repurchase which is greater or less than the amount such shareholder would have been entitled to have received on the basis of the adjusted valuation.

         Availability of Information. Some of the Portfolio Funds may provide very limited information with respect to their operation and performance to the Fund, thereby severely limiting the Fund's ability to verify initially or on a continuing basis any representations made by the Portfolio Funds or the investment strategies being employed. This may result in significant losses to the Fund based on investment strategies and positions employed by the Portfolio Funds or other actions of which the Investment Adviser or Sub-Adviser has limited or no knowledge.

                            MANAGEMENT OF THE FUND

Trustees and Officers

         The Board of Trustees is broadly responsible for the management of the Fund, including general supervision of the duties performed by the Investment Adviser and the Sub-Adviser. The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

The Investment Adviser

         Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group, LLC, acts as the Fund's investment adviser pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Investment Adviser is a Delaware limited liability company, with its principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532.

         Pursuant to the Advisory Agreement, the Investment Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of the Fund's Sub-Adviser, provides personnel, including certain officers required for its administrative management and pays the compensation of all officers and Trustees of the Fund who are its affiliates. The Investment Adviser acts as investment adviser to other recently organized closed-end investment companies. Claymore Securities, Inc., an affiliate of the Investment Adviser and one of the Underwriters, acts as servicing agent to various investment companies and specializes in the creation, development and distribution of investment solutions for advisers and their valued clients.

The Sub-Adviser

         PlusFunds Group Inc. acts as the Fund's sub-adviser pursuant to a sub-advisory agreement among the Fund, the Investment Adviser and the Sub-Adviser (the "Sub-Advisory Agreement"). The Sub-Adviser is a Delaware
corporation located at [           ], and is a registered investment adviser.

         [Info about Sub-Adviser].

         Pursuant to the Sub-Advisory Agreement, the Sub-Adviser, under the supervision of the Fund's Board of Trustees, provides a continuous investment program for the Fund's portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and Trustees of the Fund who are its affiliates.

Portfolio Management

         [Add Portfolio Management Disclosure]

         The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the Fund.

Advisory and Sub-Advisory Fees

         Pursuant to the Advisory Agreement between the Investment Adviser and the Fund, the Fund has agreed to pay the Investment Adviser an advisory fee, as compensation for the services and facilities it provides, payable on a monthly basis at the annual rate of [ ]% of the Fund's average daily Managed Assets for the services and facilities it provides. "Managed Assets" of the Fund means the total assets of the Fund, including the assets attributable to the proceeds from any financial leverage, minus liabilities, other than liabilities related to any financial leverage.

         Pursuant to the Sub-Advisory Agreement between the Investment Adviser, the Sub-Adviser and the Fund, the Investment Adviser has agreed to pay the Sub-Adviser a sub-advisory fee, as compensation for the services and facilities it provides, payable on a monthly basis at the annual rate of [ ]% of the Fund's average daily Managed Assets.

Fund Expenses

         In addition to the fees of the Investment Adviser, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Investment Adviser or the Sub-Adviser), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of the Fund's independent registered public accounting firm, expenses of repurchasing shares, listing expenses, expenses of preparing, printing and distributing prospectuses, stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

         The Fund indirectly bears additional fees and expenses as an investor in Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1%-2.5%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance allocations are generally expected to be between 15%-25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager. If the Fund retains a Portfolio Manager to manage a Portfolio Account, a management fee and performance fee or allocation would generally be payable to the Portfolio Manager. In such cases, the fees and allocations may differ from, and could be higher than, those described above. Any such arrangements will be subject to the approval of the Board and shareholders of the Fund.


                                NET ASSET VALUE

         The Fund will compute its net asset value on each business day as of the close of business, usually 5:00 p.m. Eastern time, every day on which the NYSE is open. The net asset value per share is computed by dividing (i) the net asset value of the Fund by (ii) the number of shares then outstanding. The net asset value per share will be rounded up or down to the nearest cent.

         The assets of the Fund will be valued by the Fund following valuation guidelines established and periodically reviewed by the Fund's Board of Trustees. Under the valuation guidelines, interests in Portfolio Funds and other securities for which reliable market quotes are readily available generally will be valued at the mean of such bid and ask quotes and all other interests in Portfolio Funds, securities and assets of the Fund will be valued at fair value in good faith following procedures established by the Fund's board of directors. In general, these procedures provide that the value of any interests held by the Fund in a Portfolio Fund for which reliable market quotes are not readily available (which, as of the date of this Prospectus, is expected to include substantially all of such interests expected to be purchased by the Fund) will be valued in accordance with the terms and conditions of the respective partnership agreement, investment advisory agreement or similar agreement governing each investment partnership, managed account or other pooled investment vehicle in which the Fund invests. The Fund may rely solely on the valuations provided by Portfolio Funds with respect to the investments such Portfolio Funds have made. Generally, Portfolio Funds provide information to investors as to the value of their interests on a limited periodic basis, such as quarterly, monthly or weekly. The Fund calculates its net asset value on a daily basis. The value of the Fund's interest in a Portfolio Fund on days other than those that such value is provided by the Portfolio Fund will be valued by the Fund at their fair value, pursuant to procedures established and periodically reviewed by the Fund's Board of Trustees. Fair value represents a good faith approximation of the value of an asset at the time such approximation is made. Valuations provided by Portfolio Funds may be subject to subsequent adjustments by the Fund to reflect changes in market conditions and other events subsequent to the determination of net capital appreciation, net capital depreciation, net assets and other accounting items of the Fund. Year-end net capital calculations are audited by the Fund's independent registered public accounting firm and may be revised as a result of such audit. Such revisions may also result from adjustments in valuations provided by Portfolio Funds. As a result of such subsequent adjustments, the Fund's issuance or repurchase of its shares at a net asset value determined prior to such adjustments may have the effect of diluting or increasing the economic interest of shareholders at the time of such issuance or repurchase.

         Before investing in any Portfolio Fund, the Sub-Adviser will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Sub-Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments. Although the procedures approved by the Board provide that the Sub-Adviser will periodically review the valuations of interests in Portfolio Funds provided to the Fund, neither the Sub-Adviser nor the Board will be able to confirm independently the accuracy of valuations of such interests provided by Portfolio Funds (which are unaudited, except for valuations as of the Portfolio Funds' fiscal year ends).

         The Fund's valuation procedures require the Sub-Adviser to consider all relevant information available at the time the Fund values its assets. The Sub-Adviser or, in certain cases, the Board, will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Fund does not represent the fair value of the Fund's interests in the Portfolio Fund. Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to their investors which will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if a redemption request had been timely made or if, in accordance with the terms of the Portfolio Fund's governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Fund could consider whether it was appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund's net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Any such decision must be made in good faith, and subject to the review and supervision of the Board.

         Any investment in the form of a segregated account will be valued at an amount equal to the account equity reported by the investment manager or clearing broker thereon, as of the close of the latest reporting period of such investment manager or clearing broker ending immediately prior to or simultaneously with the date as of which such value is being determined (subject to subsequent adjustments as described above) and for which the Fund has received sufficient financial information to make such a determination.

         As an alternative to the valuation for a segregated account, or for any other securities or other property held by the Fund, the valuation will be as follows: securities which are listed or quoted on a national or regional securities, commodities or futures exchange or market will be valued at their last sale prices on the day of determination, or if no sale occurred on such day, then at the mean between the "bid" and "asked" prices on the day of determination, or if no such prices were quoted on such date, the mean between the "bid" and "asked" prices on the most immediate prior date on which such prices were quoted. Securities which are not so listed or quoted and for which reliable market quotations exist will be valued at their closing "bid" prices if held "long" by the Fund and at their last closing "asked" prices if held "short" by the Fund. Over-the-counter derivative instruments, such as swaps, will be valued by the Fund pursuant to the pricing formula referenced in such contract or, in the absence of such pricing formula, will be valued at fair value determined in good faith by the Fund pursuant to procedures established and periodically reviewed by the Board of Trustees of the Fund. All other securities and other property will be assigned a fair value determined in good faith by the Fund pursuant to procedures established and periodically reviewed by the Board of Trustees of the Fund.

         You may obtain the Fund's daily net asset value per share by calling
(800)__________ or by visiting the Distributor's Internet website (http://www.claymoresecurities.com). The address of the Distributor's Internet site is provided solely for the information of prospective investors and is not intended to be an active link. The Fund also intends to publish its net asset value once weekly in various financial periodicals.

         Expenses of the Fund, including the Advisory Fee, the Administration Fee and the costs of any borrowings, are accrued and taken into account in determining net asset value.

         The Fund's net asset value per share is computed by subtracting the Fund's liabilities from the value of its assets and then dividing the result by the number of shares of the Fund then outstanding. Net asset value per share will be rounded up or down to the nearest cent.

                                 DISTRIBUTIONS

         Distributions will be paid annually on the shares in amounts representing substantially all of the net investment income, if any, earned each year. Payments on the shares will vary in amount, depending on investment income received and expenses of operation.

         The Fund intends to qualify and elect to be treated as a regulated investment company under the federal Internal Revenue Code. As a regulated investment company, the Fund will generally be exempt from federal income taxes on net investment income (which includes net short-term capital gain) and net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders, as long as at least 90% of the Fund's net investment income is distributed to shareholders each year.

         It is unlikely that any of the Portfolio Funds in which the Fund invests will make regular distributions to the Fund. To the extent necessary, the Fund intends to redeem a sufficient amount of its interests in Portfolio Funds to meet the distribution requirement described above. Dividends will be paid annually by the Fund on its shares in amounts representing substantially all of the net investment income, if any, earned each year. Payments on the shares will vary in amount, depending on investment income received and expenses of operations. The Fund is not a suitable investment if you require regular dividend income.

         Substantially all of any taxable net capital gain realized on investments will be paid to common shareholders at least annually.

         The net asset value of each share that you own will be reduced by the amount of the distributions or dividends that you receive.

                     AUTOMATIC DIVIDEND REINVESTMENT PLAN

         Under the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), a shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by The Bank of New York, which is agent under the Plan, unless the shareholder elects to receive cash.

         The Plan is available for any holder of the Fund's Common Shares who wishes to purchase additional shares using dividends and/or capital gain distributions paid by the Fund. You may elect to:

         o   reinvest 100% of both dividends and capital gain distributions;

         o   receive dividends in cash and reinvest capital gain distributions;
             or

         o   receive both dividends and capital gain distributions in cash.

         Your dividends and capital gain distributions will be automatically reinvested if you do not instruct your broker or dealer otherwise. The Fund may limit the extent to which any distributions that are returns of capital may be reinvested in the Fund.

         Shares will be issued to you at their net asset value on the payable date; there is no sales charge or other charge for reinvestment.
You are free to change your election at any time by contacting your broker or dealer, who will inform the Fund. Your request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution.

         The Fund reserves the right to suspend the automatic reinvestment plan at any time and require shareholders to receive all distributions in cash. The Fund may also limit the maximum amount that may be reinvested, either as a dollar amount or as a percentage of distributions. The Fund does not currently expect to suspend or limit the reinvestment plan, but it may determine to do so if the amount being reinvested by shareholders exceeds the available investment opportunities that the Sub-Adviser considers suitable for the Fund.

         All correspondence concerning the Plan should be directed to The Bank of New York, 2 Hanson Place, Brooklyn, New York 11217, phone number (718) 315-4818.

                       DESCRIPTION OF CAPITAL STRUCTURE

Common Shares

         The Fund is an unincorporated statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of April [ ], 2005, as amended. The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.01 per share. Each Common Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the Board of Trustees shall have the power to cause shareholders to pay expenses of the Fund by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of Common Shares owned by each respective shareholder. If the Fund issues and has preferred shares outstanding, the holders of Common Shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on preferred shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the preferred shares have been met. See "-Preferred Shares" below. All Common Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

         The Fund has no present intention of offering any preferred shares or any additional shares other than Common Shares issued under the Fund's Plan. Any additional offerings of shares will require approval by the Fund's Board of Trustees. Any additional offering of Common Shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of Common Shares or with the consent of a majority of the Fund's outstanding voting securities.

         The Fund's net asset value per share generally increases and decreases based on the market value of the Fund's securities. Net asset value will be reduced immediately following the offering of Common Shares by the amount of the sales load and offering expenses paid by the Fund. See "Use of Proceeds."

Preferred Shares

         The Fund's Agreement and Declaration of Trust and Bylaws (the "Governing Documents") provide that the Fund's Board of Trustees may authorize and issue preferred shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without prior approval of the holders of the Common Shares. Holders of Common Shares have no preemptive right to purchase any preferred shares that might be issued. Any such preferred share offering would be subject to the limits imposed by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding preferred shares to 50% of the value of the Fund's total assets less liabilities and indebtedness of the Fund. Any preferred shares issued by the Fund would have special voting rights and a liquidation preference over the Common Shares.

Borrowings

         The Fund's Governing Documents provide that the Fund's Board of Trustees may authorize the borrowing of money by the Fund, without the approval of the holders of the Common Shares. The Fund may issue notes or other evidences of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting the Fund's assets as security. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Any such borrowings would be subject to the limits imposed by the 1940 Act, which generally limits such borrowings to 33 1/3% of the value of the Fund's total assets less liabilities and indebtedness of the Fund. In addition, agreements related to such borrowings may also impose certain requirements, which may be more stringent than those imposed by the 1940 Act.

                   ANTI-TAKEOVER AND OTHER PROVISIONS IN THE
                          FUND'S GOVERNING DOCUMENTS

         The Fund presently has provisions in its Governing Documents which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions or (iii) the ability of the Fund's trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund's management. These provisions of the Governing Documents of the Fund may be regarded as "anti-takeover" provisions. The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office by the action of a majority of the remaining Trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective Trustee.

         In addition, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Fund's Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund.

         The 5% holder transactions subject to these special approval requirements are:

         o the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

         o the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant of any automatic dividend reinvestment plan);

         o the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

         o the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

         To convert the Fund to an open-end investment company, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders.

         To liquidate the Fund, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, unless such liquidation has been approved by at least 80% of Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required.

         For the purposes of calculating "a majority of the outstanding voting securities" under the Fund's Agreement and Declaration of Trust, each class and series of the Fund shall vote together as a single class, except to the extent required by the 1940 Act or the Fund's Agreement and Declaration of Trust with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

         The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions. See "Additional Information."

                          REPURCHASE OF COMMON SHARES


         No holder of shares of the Fund has the right to require the Fund to redeem those shares or any portion thereof. There is no public market for shares, and none is expected to develop. Liquidity will be provided to shareholders only through limited repurchase offers that will be made by the Fund from time to time, and shareholders may not be able to liquidate their investment other than as a result of repurchases of shares by the Fund, as described below. An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of shares and should be viewed as a long-term investment.

Repurchase Offers

         The Fund from time to time will offer to repurchase its outstanding shares pursuant to written tenders by shareholders. Repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion, and generally will be offers to repurchase a specified dollar amount of the Fund's outstanding shares. A repurchase fee equal to 1.0% of the value of shares repurchased by the Fund will apply if the date as of which the shares are valued for purposes of repurchase is less than one year following the date of the investor's purchase of the shares (for this purpose, the first shares purchased by an investor will be deemed to be the first shares sold by the investor, i.e., the identity of the shares sold will be determined on a first-in, first-out basis). The repurchase fee is payable to the Fund and, if applicable, deducted before payment of the proceeds of the repurchase to the shareholder.

         In determining whether and when the Fund should repurchase shares, the Board will consider various factors, including the recommendations of the Investment Adviser. The Investment Adviser expects that it will recommend to the Board that the Fund repurchase shares four times each year, as of the last
business day of [    ], [    ], [    ] and [    ]. A business day is a day in
which the New York Stock Exchange is open for business (a "Business Day"). The Board will consider the following factors, among others, in making its determination:

         o whether any shareholders have requested the repurchase of shares by the Fund;

         o    the liquidity of the Fund's assets;

         o the investment plans and working capital requirements of the Fund;

         o the relative economies of scale with respect to the size of the Fund;

         o    the history of the Fund in repurchasing shares;

         o    the economic condition of the securities markets; and

         o the anticipated tax consequences of any proposed repurchases of shares.

         The Board will determine that the Fund repurchase shares from investors only on terms the Board determines to be fair to the Fund and its shareholders. When the Board determines that the Fund will make a repurchase offer, notice of that offer will be provided to each shareholder describing the terms of the offer, and containing information that shareholders should consider in deciding whether to tender their shares for repurchase. Shareholders who are deciding whether to tender their shares during the period that a repurchase offer is open may obtain information regarding the estimated net asset value of their shares from the Transfer Agent during the period the offer remains open.

         The repurchase of shares by the Fund will be a taxable event to shareholders. For a discussion of these tax consequences, see "Taxation" below and in the SAI.

Repurchase Procedures

         Due to liquidity restraints associated with the Fund's investments in Portfolio Funds and the fact that the Fund may have to effect withdrawals from those funds to pay for shares being repurchased, it is presently expected that, under the procedures applicable to repurchase offers: shares will be valued for purposes of determining their repurchase price as of a date approximately [65] days after the date by which shareholders must submit a repurchase request (the "Net Asset Value Determination Date"); the Fund will generally pay [90%] of the net asset value of the shares repurchased within approximately [25] days after the Net Asset Value Determination Date; and the balance due will be paid within approximately [35] days after the Net Asset Value Determination Date. The amount that an investor may expect to receive on the repurchase of shares will be the net asset value of the shares being repurchased determined as of the Net Asset Value Determination Date, less the repurchase fee, if applicable. Payments made in connection with repurchases of shares will not be subject to adjustment after payment is made for repurchased shares. See "Risks-Special Risks of Multi-Manager Structure-Calculation of Net Asset Value."

         Under these procedures, investors will have to decide whether to tender their shares for repurchase without the benefit of having current information regarding value of shares as of a date proximate to the Net Asset Value Determination Date. The value of shares will change between the date by which an investor must decide whether to tender its shares for repurchase and the Net Asset Value Determination Date. In addition, there will be a substantial period of time between the date as of which shareholders must tender their shares and the date they can expect to receive payment for those shares from the Fund. However, promptly after the expiration of a repurchase offer, shareholders whose shares are accepted by the Fund for repurchase will be given non-interest bearing, non-transferable promissory notes by the Fund representing the Fund's obligation to pay for repurchased shares. Payments for repurchased shares may be delayed under circumstances where the Fund has determined to redeem its interests in Portfolio Funds to make such payments, but has experienced delays in receiving payments from the Portfolio Funds. The method by which the Fund calculates its net asset value per share is discussed above under "Net Asset Value."

         A shareholder who tenders for repurchase only a portion of its shares will be required to maintain a minimum balance of [$15,000] of shares, as of the Net Asset Value Determination Date. The Fund has the right to reduce the amount of shares tendered for repurchase by a shareholder so that the required minimum balance is maintained. If a repurchase offer is oversubscribed by shareholders, the Fund will repurchase only a pro rata portion of the shares tendered by each shareholder.

         Repurchases of shares by the Fund are subject to certain regulatory requirements imposed by SEC rules. The procedures applicable to repurchases of shares as described above may be amended by the Board in order to comply with any regulatory requirements applicable to such repurchase procedures.

         The Fund may cancel an offer to repurchase shares (an "Offer"), amend the Offer or postpone the acceptance of tenders made pursuant to the Offer if:
(a) the Fund would not be able to liquidate portfolio securities in a manner that is orderly and consistent with the Fund's investment objective and policies in order to purchase shares tendered pursuant to the Offer; (b) there is, in the judgment of the Board, any (i) legal action or proceeding instituted or threatened challenging the Offer or otherwise materially adversely affecting the Fund, (ii) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States that is material to the Fund, (iii) limitation imposed by federal or state authorities on the extension of credit by lending institutions, (iv) suspension of trading on any organized exchange or over-the-counter market where the Fund has a material investment, (v) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States that is material to the Fund, (vi) material decrease in the net asset value of the Fund from the net asset value of the Fund as of commencement of the Offer, or (vii) other event or condition that would have a material adverse effect on the Fund or its investors if shares tendered pursuant to the Offer were purchased; or
(c) the Board determines that it is not in the best interest of the Fund to purchase shares pursuant to the Offer. However, there can be no assurance that the Fund will exercise its right to extend, amend or cancel the Offer or to postpone acceptance of tenders pursuant to the Offer.

         The Fund is permitted to borrow money to meet repurchase requests. Borrowing by the Fund involves certain risks for shareholders. See "Risk Factors--Leverage; Interest Rates; Margin."

Mandatory Redemptions by The Fund

         The Fund may redeem the shares of any shareholder or any person acquiring shares of the Fund from or through a shareholder under certain circumstances, including if: ownership of the shares by the shareholder or other person will cause the Fund to be in violation of certain laws; continued ownership of the shares may adversely affect the Fund; any of the representations and warranties made by a shareholder in connection with the acquisition of the shares was not true when made or has ceased to be true; or it would be in the best interests of the Fund to repurchase the shares or a portion thereof. A shareholder whose shares are redeemed by the Fund will not be entitled to a refund of any amount of sales load paid in connection with the purchase of those shares.

                                   TAXATION

         The following discussion summarizes certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund's shares. A more complete discussion of the tax rules applicable to the Fund and its shareholders can be found in the SAI that is incorporated by reference into this prospectus. This discussion assumes you are a U.S. person and that you hold your shares as capital assets. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the "IRS"), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund).

         The discussion set forth herein does not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in the Fund.

Taxation of the Fund

         The Fund intends to elect to be treated and to qualify annually as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things meet the following requirements regarding the source of its income and the diversification of its assets:

         (i) The Fund must derive in each taxable year at least 90% of its gross income from the following sources: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) interests in "qualified publicly traded partnerships" (as defined in the Code). Income derived by the Fund from an investment in a partnership (other than a qualified publicly traded partnership) or trust shall be treated as described in the preceding sentence only to the extent such income is attributable to items of income of the partnership or trust (as the case may be) that would be described in the preceding sentence if realized directly by the Fund in the same manner as realized by such partnership or trust.

         (ii) The Fund must diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more "qualified publicly traded partnerships" (as defined in the Code). For purposes of meeting these diversification requirements, the Fund will test the diversification of its assets in each of two alternative ways: (i) each Portfolio Fund will be treated as a single issuer and any Portfolio Account's assets will be treated as if held directly by the Fund; and
               (ii) the Fund's proportionate share of the assets of each Portfolio Fund and Portfolio Account will be treated as if held directly by the Fund.

         The status of certain derivative instruments in which the Fund or the Portfolio Funds may invest (such as swaps and structured notes) under the income and asset diversification tests described above is not certain. Generally, if these instruments do not qualify as "securities" under the Code or under related securities laws, the Fund could fail to qualify as a regulated investment company.

         It is generally expected that the Portfolio Funds will be treated as partnerships for U.S. federal income tax purposes. Consequently, the Fund's income, gains, losses, deductions and expenses will depend upon the corresponding items recognized by such Portfolio Funds.

         As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders provided that it distributes each taxable year at least the sum of (i) 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and
(ii) 90% of the Fund's net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income each year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

         The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such dividends, however, would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

Taxation of Shareholders

         Distributions paid to you by the Fund from its net realized long-term capital gains, if any, that the Fund designates as capital gains dividends ("capital gain dividends") are taxable as long-term capital gains, regardless of how long you have held your Common Shares. All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits ("ordinary income dividends") are generally subject to tax as ordinary income.

         Special rules apply, however, to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2008. If you are an individual, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that (i) the ordinary income dividend is attributable to "qualified dividend income" (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund or applicable Portfolio Fund, (ii) the Fund or applicable Portfolio Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your shares. Ordinary income dividends subject to these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses.

         Any distributions you receive that are in excess of the Fund's current or accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your shares, and thereafter as capital gain from the sale of shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your shares.

         Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

         The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.

         The sale or other disposition of shares of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if you have held such shares for more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such shares. Any loss you realize on a sale or exchange of shares will be disallowed if you acquire other shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, your tax basis in the shares acquired will be adjusted to reflect the disallowed loss.

         Current law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15%.

         The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

                            INVESTOR QUALIFICATION

         Shares are being offered only to "Eligible Investors." The term "Eligible Investor" includes, among others, an individual who: (i) has a net worth (or joint net worth with the investor's spouse) in excess of $1 million;
(ii) had income in excess of $200,000 (or joint income with the investor's spouse in excess of $300,000) in each of the two preceding years and has a reasonable expectation of reaching the same income level in the current year; or (iii) has an account managed by an investment adviser registered under the Advisers Act and the adviser is subscribing for shares in a fiduciary capacity on behalf of the account. Other categories of Eligible Investors applicable to companies and other investors are set forth in the investor certification that must be signed by (or on behalf of) each investor in order to invest in the Fund, a form of which appears as Appendix A to this Prospectus. Existing shareholders who purchase additional shares will be required to meet the Fund's eligibility requirements at the time of the additional purchase.

         Before an investor may invest in the Fund, the prospective investor or such prospective investor's broker, dealer or other financial intermediary will be required to certify that the investor meets the foregoing investor qualification requirements. (Further information about investor qualifications is contained in Appendix A of this prospectus.) If an investor's certification is not received on or before the date shares are to be issued, the investor's order will not be accepted.

                                 THE OFFERING
         Claymore Securities, Inc. (the "Distributor"), acts as the distributor of shares of the Fund on a best efforts basis, subject to various conditions, pursuant to the terms of a Distribution Agreement entered into with the Fund. Shares are being offered for sale by the Distributor and through brokers or dealers that have entered into selling agreements with the Distributor ("Selling Agents"). The Fund is not obligated to sell to a broker or dealer any shares that have not been placed with investors that meet all applicable requirements to invest in the Fund. The Distributor maintains its principal office at 2455 Corporate West Drive, Lisle, Illinois 60532 and is an affiliate of the Investment Adviser.

         The Fund is offering [      ] shares at a price of $25.00 per share for
sale in an initial offering. The Distributor may accept orders for any lesser amount. The Distributor expects to deliver shares purchased in the initial
offering on or about    , 2005, or such earlier or later date as the Distributor
may determine. Upon completion of its initial offering, the Fund intends to conduct additional sales of its shares at a price equal to their then-current net asset value plus the applicable sales load.

         Neither the Distributor nor any Selling Agent is obligated to buy any shares from the Fund. There is no minimum aggregate amount of shares required to be purchased in the initial offering. The Distributor does not intend to make a market in shares. The Fund has agreed to indemnify the Distributor and its affiliates and certain other persons against certain liabilities under the Securities Act of 1933, as amended.

         Shares are sold subject to the following sales loads:

         [insert sales load information]

         The [Distributor/Investment Adviser] (or one of its affiliates) may pay from its own resources compensation to Selling Agents of up to [1.0]% of the value of shares sold by them. The maximum underwriting compensation to be paid to underwriters and related persons in connection with the initial offering of shares will not exceed [8.0]% of the initial gross proceeds of shares sold. These payments will not be an obligation of the Fund or of investors.

Purchase Terms

         Shares are being offered only to investors that meet all requirements to invest in the Fund. The minimum initial investment in the Fund by an investor is $25,000 (or 1,000 shares in the initial offering). Subsequent investments must be at least $5,000. The Board may waive or reduce the required minimum initial and additional investment in the Fund with respect to investors that are affiliates, employees, officers or members of the Investment Adviser, the Sub-Adviser or any of their respective affiliates. These minimums may be modified by the Fund from time to time. The Fund reserves the right to reject any order for the purchase of shares and may, in its sole discretion, suspend the offering of shares at any time.

         Investor funds will not be accepted until the registration statement to which this prospectus relates is declared effective. All investor funds to purchase shares in the initial offering, and to purchase shares in subsequent offerings (which are expected to be made monthly), will be deposited in a non-interest bearing escrow account maintained by U.S. Bank, as escrow agent, for the benefit of the investors, pending acceptance or rejection of the purchase order. If an investor's purchase order is rejected, the escrowed funds will promptly be returned to the investor. Subsequent to the initial offering, shares will be offered and may be purchased on a monthly basis (or at such other times as may be determined by the Board) at a price equal to their then-current net asset value. The full amount of an investment must be received by the Distributor not later than fourteen calendar days prior to the beginning of a month if payment is made by check or five business days prior to the beginning of a month if payment is sent by wire.

         Before an investor may invest in the Fund, the prospective investor or such prospective investor's broker, dealer or other financial intermediary will be required to certify that the investor meets the foregoing investor qualification requirements. (A form of certification that investors will be asked to sign is contained in Appendix A of this prospectus.) If an investor's certification is not received on or before the date shares are to be issued, the investor's order will not be accepted.

Sale of Additional Shares

         Upon completion of its initial offering, the Fund intends to conduct additional sales of its shares at a price equal to their then-current net asset value plus the applicable sales load . Such sales will be conducted on a periodic basis, as may be determined by the Board of Trustees on a daily, monthly or other such periodic basis (the "Purchase Date"). The full amount of an investment must be received by the Distributor not later than 14 calendar days prior to the Purchase Date if payment is made by check, or 2 Business Days prior to the Purchase Date if payment is sent by wire. All investor funds to purchase shares are deposited in a non-interest bearing escrow account maintained by a designated escrow agent (as outlined on the Investment Information section of the applicable application) for the benefit of the investors, pending acceptance or rejection of the purchase order. If an investor's purchase order is rejected, the escrowed funds will promptly be returned to the investor.

         [Under a right of accumulation offered by the Fund, the amount of each additional investment in the Fund by an investor will be aggregated with the amount of the investor's initial investment and any other additional previous investments in the Fund by the investor in determining the applicable sales load at the time of the subsequent investment. The right of accumulation also permits an investor's investment in the Fund to be combined with the investment in the Fund by the other accounts of the investor (including IRA's and participant-directed employee benefit plans). This right of accumulation does not extend to any other fund advised, sponsored or distributed by the Investment Adviser, the Sub-Adviser or any of their respective affiliates]. To receive a reduced sales load, an investor must, at the time of purchase, give the Selling Agent sufficient information to permit confirmation of the qualification.]

         Prior to investing in the Fund, a prospective investor or such prospective investor's broker, dealer or other financial intermediary will be required to certify that the investor meets the foregoing investor qualification requirements. If an investor's certification is not received on or before the date shares are to be issued, the investor's order will not be accepted.

Transactions Through Your Financial Intermediary

         You will ordinarily submit your transaction orders through your broker, dealer or other financial intermediary through which you opened your investor account. Your intermediary is responsible for ensuring that your transaction order contains all of the necessary information and promptly transmitting for acceptance by the Fund your order and the monies associated with your investment Intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each intermediary also may have its own rules about share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have other requirements for processing your transaction order. For more information about your financial intermediary's rules and procedures, you should contact your intermediary directly.

                   CUSTODIAN, ADMINISTRATOR, TRANSFER AGENT
                         AND DIVIDEND-DISBURSING AGENT

         [The Bank of New York] serves as the custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

         [The Bank of New York] serves as the Fund's dividend disbursing agent, Plan Agent under the Fund's Automatic Dividend Reinvestment Plan, transfer agent, registrar and administrator for the Common Shares of the Fund. The Fund will pay to The Bank of New York, as administrator, compensation as mutually agreed upon by the Fund and The Bank of New York, including the administrator's out-of-pocket expenses.

         The Bank of New York is located at 101 Barclay Street, New York, New York 10286.

                                 LEGAL MATTERS

         Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois ("Skadden"), as special counsel to the Fund in connection with the offering of the Common Shares.

                            ADDITIONAL INFORMATION

         The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports and other information with the Securities and Exchange Commission. Reports, proxy statements and other information filed by the Fund with the Securities and Exchange Commission pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549. The Securities and Exchange Commission maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Securities and Exchange Commission.

         This prospectus constitutes part of a Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act, and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the Securities and Exchange Commission. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its rules and regulations or free of charge through the Securities and Exchange Commission's web site (http://www.sec.gov).

                        PRIVACY PRINCIPLES OF THE FUND

         The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

         Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

         The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's Investment Adviser, Sub-Adviser and their delegates and affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

                           TABLE OF CONTENTS OF THE
                      STATEMENT OF ADDITIONAL INFORMATION

         A Statement of Additional Information dated as of     , 2005, has been
filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. A Statement of Additional Information may be obtained without charge by writing to the Fund at its address at 2455
Corporate West Drive, Lisle, Illinois 60532 or by calling the Fund toll-free at (800) 505-3700. The Table of Contents of the Statement of Additional Information is as follows:

                                                                            Page
                                                                            ----
The Fund................................................................
Investment Objective and Policies.......................................
Investment Restrictions.................................................
Management of the Fund..................................................
Portfolio Transactions..................................................
Portfolio Turnover......................................................
Taxation................................................................
General Information   ..................................................
Appendix A: Ratings of Investments .....................................     A-1
Appendix B: Proxy Voting Procedures.....................................     B-1
Report of Independent Registered Public Accounting Firm.................    FS-1
Financial Statements for the Fund.......................................    FS-2

                                                                    Appendix A

                            Investor Qualifications

         Before an investor may invest in the Fund, the prospective investor or such prospective investor's broker, dealer or other financial intermediary will be required to certify that the investor meets one of the following investor qualification requirements.

         (a) a natural person who had income in excess of $200,000 in each of the two most recent years (or joint income with that person's spouse in excess of $300,000 in each of those years) and who has a reasonable expectation of reaching the same income level in the current year;

         (b) a natural person who has a net worth (or joint net worth with my spouse) in excess of $1,000,000 (net worth for this purpose means total assets in excess of total liabilities);

         (c) an investor having an account managed by an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act"), and the adviser is subscribing for shares in a fiduciary capacity on behalf of the account;

         (d)      a trustee or executive officer of the Fund;

         (e) a trust (i) with total assets in excess of $5,000,000, (ii) that was not formed for the purpose of investing in the Fund, and (iii) of which the person responsible for directing the investment of assets in the Fund has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;

         (f) an entity with total assets in excess of $5,000,000 that was not formed for the purpose of investing in the Fund and that is one of the following: (i) a corporation; (ii) a partnership; (iii) a limited liability company; (iv) a Massachusetts or similar business/statutory trust; or (v) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended;

         (g) an entity licensed, or subject to supervision, by U.S. federal or state examining authorities as a "bank," "savings and loan association," "insurance company," or "small business investment company" (within the meaning of 17 C.F.R. Section 230.501(a)) or an account for which a bank or savings and loan association is subscribing in a fiduciary capacity;

         (h) a broker or dealer registered with the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act");

         (i) an investment advisor registered as such with the SEC, pursuant to the Investment Advisers Act of 1940, or regulated as an investment advisor by a state securities authority;

         (j) an investment company registered under the Investment Company Act of 1940, as amended ("1940 Act");

         (k) an entity that has elected to be treated or qualifies as a "business development company" within the meaning of Section 2(a)(48) of the 1940 Act or Section 202(a)(22) of the Advisers Act;

         (l) an insurance company as defined in Section 2(a)(13) of the Securities Act of 1933, as amended ("1933 Act");

         (m) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

         (n) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

         (o) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (a "Plan"), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are "accredited investors" (as defined in Regulation D under the 1933 Act); or

         (p) an entity in which all of the equity owners are "accredited investors" (as defined in Regulation D under the 1933 Act).

         As used herein, "net worth" means the excess of total assets at fair market value, including home, less total liabilities. For the purpose of determining "net worth," the principal residence owned by an individual shall be valued at either (A) cost, including the cost of improvements, net of current encumbrances upon the property (e.g., mortgage loans, equity lines, etc.), or (B) the appraised value of the property as determined by an institutional lender, net of current encumbrances upon the property.

                                                                    Appendix B

                   Standard & Poor's Equity Long/Short Index

         This Appendix contains the composite investment performance record and index value (collectively, "Performance Data") of the Standard & Poor's ("S&P") Equity Long/Short Index (the "Index"). The performance of the Index presented in this appendix is not the performance of the Fund, and it does not reflect the impact of any fees or expenses similar to those that will be borne by the Fund. Investing in the Fund involves a high degree of risk. You can lose money. Past performance of the Index is not a guarantee of future performance of the Index or of the Fund.

         THE PERFORMANCE DATA MUST BE READ IN CONJUNCTION WITH THE ACCOMPANYING NOTE APPEARING BELOW WHICH IS AN INTEGRAL PART HEREOF. [OBJECT OMITTED]

[CHART OMITTED]

Values of the Monthly Finalized Series of the Index
[current data available on www.sp-hedgefundindex.com].

Date:          Index Value:
   31-Mar-04             1000.41
   30-Apr-04              986.78
   31-May-04              976.98
   30-Jun-04              979.37
   30-Jul-04              959.63
   31-Aug-04              958.16
   30-Sep-04              974.41
   29-Oct-04              979.16

   30-Nov-04             1003.82
   31-Dec-04             1016.53
   31-Jan-05             1015.04
   28-Feb-05             1033.93


(1) S&P commenced calculation of the Index as of March 31, 2004 (the "Commencement Date"). The Index reflects the investment performance of accounts managed by hedge fund managers selected by S&P (the "Portfolio Managers"). The particular weighting of each Portfolio Manager is determined by S&P. The reported performance of the Index is the composite performance of these accounts, net of all fees and expenses (including management and administration fees and performance-based incentive compensation) payable to the Portfolio Managers. For additional information regarding the composition of the Index and the computation of the returns of the Index, see "Investment Objective and Policies-The Index."

         Past performance is not necessarily indicative of future performance of the Index or of the Fund.

         The Index's performance during a particular period is based on the composite net capital appreciation or depreciation of the constituents of the Index for the indicated period, and, because the Index' performance is not and does not purport to be the rate of return of the Fund, it has not been adjusted to reflect any fees or expenses, including the Advisory Fee, borne by investors in the Fund.

         Performance and other information contained herein have been obtained by the Fund from sources believed to be accurate, but no warranty is made as to the accuracy or completeness thereof. The performance and statistical information for the Index contained in this Appendix was compiled by S&P. Neither the Fund nor S&P guarantees the accuracy of the performance and statistical information contained in this Appendix. Neither the Fund nor S&P recommends any investment decision based on the performance and statistical information contained in this Appendix.

==============================================================================
         Until _________, 2005 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.



                              [CLAYMORE(R) LOGO]




                                            Shares
                   Claymore S&P Equity Long/Short Index Fund


                                 Common Shares

                               $25.00 per Share




                                --------------
                                  PROSPECTUS
                                --------------





                           Claymore Securities, Inc.









                                                 , 2005
==============================================================================

==============================================================================
The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
==============================================================================

                  Subject to completion, dated April 8, 2005

                   Claymore S&P Equity Long/Short Index Fund
                        -----------------------------_
                      Statement of Additional Information

         Claymore S&P Equity Long/Short Index Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company. The Fund's investment objective is to seek investment returns that substantially correlate with the performance of the Standard & Poor's(R) Equity Long-Short Index (the "Index") (before Fund expenses). The Index is designed to represent the range of hedge funds that rely on fundamentally driven, bottom-up research for long and short stock picks, and that attempt to create "alpha" on both sides of the market while limiting overall portfolio risk. There can be no assurance that the Fund's investment objective will be achieved.

         This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the prospectus for the Fund dated , 2005 (the "Prospectus"). Investors should obtain and read the Prospectus prior to purchasing common shares. A copy of the Prospectus may be obtained, without charge, by calling the Fund at (800) 345-7999.

         The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. The registration statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed, or inspected at the Securities and Exchange Commission's office or via its website (www.sec.gov) at no charge. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
The Fund.................................................................
Investment Objective and Policies........................................
Investment Restrictions..................................................
Management of the Fund...................................................
Portfolio Transactions...................................................
Portfolio Turnover.......................................................
Taxation.................................................................
General Information......................................................
Appendix A: Ratings of Investments.......................................   A-1
Appendix B: Proxy Voting Procedures......................................   B-1
Report of Independent Registered Public Accounting Firm..................   FS-1
Financial Statements for the Fund........................................   FS-2


         This Statement of Additional Information is dated     , 2005.

                                   THE FUND

         The Fund is a newly organized, closed-end, non-diversified management investment company organized under the laws of the State of Delaware.

                       INVESTMENT OBJECTIVE AND POLICIES

Certain Portfolio Securities and other Operating Policies

         As discussed in the prospectus, the Fund will invest primarily in Portfolio Funds whose Portfolio Managers pursue investment strategies that represent the range of hedge funds that rely on fundamentally driven, bottom-up research for long and short stock picks, and that attempt to create "alpha" on both sides of the market while limiting overall portfolio risk. The Fund may also on occasion retain a Portfolio Manager to manage a designated segment of the Fund's assets (a "Portfolio Account") in accordance with the Portfolio Manager's investment program. Additional information regarding the types of securities and financial instruments in which Portfolio Managers may invest the assets of Portfolio Funds and Portfolio Accounts, and certain of the investment techniques that may be used by Portfolio Managers, is set forth below.

         Equity Securities. The investment portfolios of Portfolio Funds and Portfolio Accounts will include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

         Portfolio Managers generally may invest the assets of Portfolio Funds and Portfolio Accounts in equity securities without restriction. These investments may include securities issued by companies having relatively small market capitalization, including "micro cap" companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than those of larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and earnings prospects. These securities are also susceptible to other risks that are less prominent in the case of the securities of larger companies.

         Fixed-Income Securities. Portfolio Funds and Portfolio Accounts may invest in fixed-income securities. A Portfolio Manager will invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive, and also may invest in these securities for defensive purposes and to maintain liquidity. Fixed-income securities include bonds, notes and debentures issued by U.S. and foreign corporations and governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

         Portfolio Funds and Portfolio Accounts may invest in both investment grade and non-investment grade debt securities (commonly referred to as "junk bonds"). Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a "Rating Agency") in one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by a Portfolio Manager to be of comparable quality.

         A Portfolio Fund's or Portfolio Account's investments in non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities.

         Foreign Investments. Portfolio Funds and Portfolio Accounts may invest in equity and fixed-income securities of foreign issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent indirect interests in securities of foreign issuers. Foreign securities in which Portfolio Funds and Portfolio Accounts may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets or may be purchased in private placements. Investments in foreign securities are affected by risk factors generally considered not to be present in the U.S.

         As a general matter, Portfolio Funds and Portfolio Accounts are not required to hedge against foreign currency risks, including the risk of changing currency exchange rates, which could reduce the value of foreign currency denominated portfolio securities irrespective of the underlying investment. However, from time to time, a Portfolio Fund or Portfolio Account may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Portfolio Fund's or Portfolio Account's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Portfolio Fund or Portfolio Account for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Portfolio Fund or Portfolio Account anticipates purchasing or selling a foreign security. This technique would allow the Portfolio Fund or Portfolio Account to "lock in" the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Portfolio Fund's or Portfolio Account's existing holdings of foreign securities. There may be, however, imperfect correlation between the Portfolio Fund's or Portfolio Account's foreign securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes to pursue the Fund's or a Portfolio Fund's investment objective, such as when a Portfolio Manager anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Fund's or Portfolio Fund's investment portfolio.

         ADRs involve substantially the same risks as investing directly in securities of foreign issuers, as discussed above. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a non-U.S. corporation. Issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers.

         Money Market Instruments. The Portfolio Funds or Portfolio Accounts may invest, during periods of adverse market or economic conditions for defensive purposes, some or all of their assets in high quality money market instruments and other short-term obligations, money market mutual funds or repurchase agreements with banks or broker-dealers, or may hold cash or cash equivalents in such amounts as the Sub-Adviser or Portfolio Managers deem appropriate under the circumstances. The Portfolio Funds also may invest in these instruments for liquidity purposes pending allocation of their respective offering proceeds and other circumstances. At any time, the Fund may invest directly in money market instruments or shares of money market funds, or hold cash for liquidity purposes. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

         Repurchase Agreements. Repurchase agreements are agreements under which the Fund, a Portfolio Fund or Portfolio Account purchases securities from a bank that is a member of the Federal Reserve System, a non-U.S. bank or a securities dealer that agrees to repurchase the securities from the purchaser at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Fund, Portfolio Fund or Portfolio Account would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund, Portfolio Fund or Portfolio Account might encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to non-U.S. law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks. The Fund has adopted specific policies designed to minimize certain of the risks of loss from its use of repurchase agreements.

         Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of a security to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Portfolio Fund or Portfolio Account. Reverse repurchase agreements are a form of leverage which also may increase the volatility of a Portfolio Fund's or Portfolio Account's investment portfolio.

Special Investment Techniques

         Portfolio Funds and Portfolio Accounts may use a variety of special investment techniques as more fully discussed below to hedge a portion of their investment portfolios against various risks or other factors that generally affect the values of securities. They may also use these techniques for non-hedging purposes in pursuing their investment objectives. Some of these techniques involve the use of derivative transactions. The techniques Portfolio Funds and Portfolio Accounts may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that Portfolio Funds or Portfolio Accounts may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that a Portfolio Fund or Portfolio Account may suffer losses as a result of its hedging activities.

         Derivatives. Portfolio Funds and Portfolio Accounts may engage in transactions involving securities options, futures (including options on futures) and other derivative financial instruments. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit Portfolio Funds and Portfolio Accounts to increase or decrease the level of risk, or change the character of the risk, to which their portfolios are exposed in much the same way as they can increase or decrease the level of risk, or change the character of the risk, of their portfolios by making investments in specific securities.

         Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could result in a significant loss that would have a large adverse impact on a Portfolio Fund's or Portfolio Account's performance.

         If a Portfolio Fund or Portfolio Account invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio Fund's or Portfolio Account's return or result in a loss. A Portfolio Fund or Portfolio Account also could experience losses if its derivatives were poorly correlated with its other investments, or if the Portfolio Fund or Portfolio Account were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

         Options and Futures. The Portfolio Managers may utilize securities options (including options of futures) and futures contracts. They also may use so-called "synthetic" options (notional principal contracts with characteristics of an OTC option) or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Transactions in these instruments may be effected on securities or commodities exchanges, in the over-the-counter market, or negotiated directly with counterparties. When transactions are effected over-the-counter or negotiated directly with counterparties, a Portfolio Fund or Portfolio Account bears the risk that the counterparty will be unable or unwilling to perform its obligations under the option contract. These instruments also may be illiquid and, in such cases, a Portfolio Manager may have difficulty closing out its position. Over-the-counter options and synthetic options purchased and sold by Portfolio Funds and Portfolio Accounts may include options on an index of securities or on baskets of specific securities.

         The Portfolio Managers may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which a Portfolio Fund or Portfolio Account owns the underlying security. The sale of such an option exposes a Portfolio Fund or Portfolio Account during the term of the option to the possible loss of the opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a Portfolio Fund's or Portfolio Account's books. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets. Options sold by the Portfolio Funds and Portfolio Accounts need not be covered.

         A Portfolio Fund or Portfolio Account may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Portfolio Fund or Portfolio Account will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Portfolio Manager would ordinarily effect a similar "closing sale transaction," which involves liquidating the position by selling the option previously purchased, although the Portfolio Manager could exercise the option should it deem it advantageous to do so.

         Synthetic options transactions involve the use of two financial instruments that, together, have the economic effect of an options transaction. The risks of synthetic options are generally similar to the risks of actual options, with the addition of increased market risk, liquidity risk, counterparty credit risk, legal risk and operations risk.

         The Fund has claimed an exclusion from the term commodity pool operator ("CPO") pursuant to Rule 4.5 under the Commodity Exchange Act, as amended (the "CEA"). Therefore, the Fund is not subject to registration or regulation as a CPO under the CEA.

         Portfolio Funds and Portfolio Accounts may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Non-U.S. markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Non-U.S. markets, however, may have greater risk potential than domestic markets. For example, some non-U.S. exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes. Transactions on non-U.S. exchanges may include both commodities that are traded on domestic exchanges and those that are not. Unlike trading on domestic commodities exchanges, trading on non-U.S. commodities exchanges is not regulated by the CFTC.

         Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit fluctuation in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Portfolio Fund or Portfolio Account to substantial losses.

         Successful use of futures also is subject to a Portfolio Manager's ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

         Some or all of the Portfolio Managers may purchase and sell stock index futures contracts for a Portfolio Fund or Portfolio Account. A stock index future obligates a Portfolio Fund or Portfolio Account to pay, or entitles it to receive, an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day.

         Some or all of the Portfolio Managers may purchase and sell interest rate futures contracts for a Portfolio Fund or Portfolio Account. An interest rate future represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price. Some or all of the Portfolio Managers may purchase and sell currency futures. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price.

         Options on Securities Indices. Some or all of the Portfolio Managers may purchase and sell for the Portfolio Funds and Portfolio Accounts call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by a Portfolio Manager of options on stock indices will be subject to the Portfolio Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the prices of individual stocks.

          Warrants and Rights. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

         Swap Agreements. The Portfolio Managers may enter into equity, interest rate, index and currency rate swap agreements on behalf of Portfolio Funds and Portfolio Accounts. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular non-U.S. currency, or in a "basket" of securities representing a particular index, industry or industry sector. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         Most swap agreements entered into by a Portfolio Fund or Portfolio Account would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, a Portfolio Fund's or Portfolio Account's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make. If the other party to a swap defaults, a Portfolio Fund's or Portfolio Account's risk of loss consists of the net amount of payments that it contractually is entitled to receive.

         To achieve investment returns equivalent to those achieved by a Portfolio Manager in whose investment vehicles the Fund could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, the Fund may enter into swap agreements under which the Fund may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive the total return of the reference investment vehicle over a stated time period. The Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances. The Federal income tax treatment of swap agreements and other derivatives used in the above manner is unclear.

Lending Portfolio Securities

         A Portfolio Fund or Portfolio Account may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Portfolio Fund or Portfolio Account continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Portfolio Fund or Portfolio Account an opportunity to earn interest on the amount of the loan and on the collateral it receives from borrowers of the securities. A Portfolio Fund or Portfolio Account generally will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Portfolio Fund or Portfolio Account might experience risk of loss if the institution with which it has engaged in a securities loan transaction breaches its agreement with the Portfolio Fund or Portfolio Account.

When-Issued, Delayed Delivery and Forward Commitment Securities

         To reduce the risk of changes in securities prices and interest rates, a Portfolio Fund or Portfolio Account may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Portfolio Fund or Portfolio Account enters into the commitment, but the Portfolio Fund or Portfolio Account does not make payment until it receives delivery from the counterparty. After a Portfolio Fund or Portfolio Account commits to purchase such securities, but before delivery and settlement, it may sell the securities if it is deemed advisable. Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way (i.e., appreciating when interest rates decline and depreciating when interest rates rise), based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates.

         Securities so purchased may expose a Portfolio Fund or Portfolio Account to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when a Portfolio Fund or Portfolio Account is fully or almost fully invested results in a form of leverage and may result in greater potential fluctuation in the value of the net assets of a Portfolio Fund or Portfolio Account. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by a Portfolio Fund or Portfolio Account on a forward basis will not honor its purchase obligation. In such cases, the Portfolio Fund or Portfolio Account may incur a loss.

[Conversion into a Feeder Fund]

         [The Board may convert the Fund in the future into a feeder fund in a master-feeder fund structure without approval of the Fund's shareholders (the "Shareholders"). It is uncertain whether the Fund will convert into a feeder fund in the future and doing so may require certain regulatory approvals. As a feeder fund, the Fund would seek to achieve its investment objective by investing all of its assets in the securities of a single master fund with substantially the same investment objective, strategies and restrictions as the Fund. If the Fund were to convert into a feeder fund, the Fund's interest in the securities owned by the master fund would be indirect, unlike other investment companies that typically acquire and manage their own portfolio of securities directly. In addition to selling its securities to the Fund, the master fund would be able to sell its securities directly to other affiliated and non-affiliated investors and to other feeder funds. The returns experienced by investors in the Fund, direct investors in the master fund, and other feeder funds that invest in the master fund may differ. Moreover, redemption or repurchase of the shares of the master fund by direct investors and other feeder funds may alter the master fund's holdings, which could adversely affect the Fund.]

          REPURCHASES, MANDATORY REDEMPTIONS AND TRANSFERS OF SHARES

Repurchase Offers

         As discussed in the prospectus, offers to repurchase Shares will be made by the Fund at such times and on such terms as may be determined by the Board of Trustees of the Fund (the "Board"), in its sole discretion in accordance with the provisions of applicable law. In determining whether the Fund should repurchase Shares pursuant to written tenders, the Board will consider the recommendations of the Investment Adviser. The Board also will consider various factors, including but not limited to those listed in the prospectus, in making its determinations. While there is no guarantee that offers to repurchase Shares will be made, the Investment Adviser expects to recommend to the Board to make offers to repurchase Shares by the Fund approximately four times a year.

         The Board will cause the Fund to make offers to repurchase Shares pursuant to written tenders only on terms it determines to be fair to the Fund and to all Shareholders. When the Board determines that the Fund will repurchase Shares, notice will be provided to each Shareholder describing the terms thereof, and containing information Shareholders should consider in deciding whether and how to participate in such repurchase opportunity. Shareholders who are deciding whether to tender their Shares during the period that a repurchase offer is open may ascertain an estimated net asset value from the Investment Adviser during such period. If a repurchase offer is oversubscribed by Shareholders who tender Shares for repurchase, the Fund will repurchase only a pro rata portion of the Shares tendered by each Shareholder. In addition, a shareholder who tenders for repurchase only a portion of Shares it holds will be required to maintain a minimum balance of $15,000, as of the repurchase date. The Fund has the right to reduce the amount of Shares to be repurchased from a shareholder so that the required minimum balance is maintained.

         As discussed in the prospectus, the Fund will issue notes to tendering Shareholders in connection with the repurchase of Shares. Upon its acceptance of tendered Shares for repurchase, the Fund will maintain daily on its books a segregated account consisting of (i) cash, (ii) liquid securities or (iii) interests in Portfolio Funds that the Fund has requested be withdrawn (or any combination of the foregoing), in an amount equal to the aggregate estimated unpaid dollar amount of the notes issued by the Fund in connection with the repurchase offer.

         A repurchase fee equal to [1.0%] (the "Repurchase Fee") of the value of shares repurchased by the Fund will apply if the date as of which the Shares are valued for purposes of repurchase is less than one year following the date of shareholder's purchase of the Shares (for this purpose, the first Shares purchased by an investor will be deemed to be the first Shares sold by the investor, i.e., it will be determined on a first-in, first-out basis). The repurchase fee, if applicable, will be payable to the Fund and deducted before payment of the proceeds of the repurchase to the Shareholder.

         Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Sub-Adviser would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. The Sub-Adviser intends to take measures (subject to such policies as may be established by the Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Shares.

Mandatory Redemptions

         As noted in the prospectus, the Fund has the right to redeem Shares (or portion thereof) of a Shareholder or any person acquiring Shares (or portion thereof) from or through a Shareholder under certain circumstances, including if:

         o ownership of a Share by a Shareholder or other person will cause the Fund, the Investment Adviser or the Sub-Adviser to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction;

         o continued ownership of the Share may be harmful or injurious to the business or reputation of the Fund, the Investment Adviser, the Sub-Adviser or the Board, or may subject the Fund or any Shareholders to an undue risk of adverse tax or other fiscal consequences;

         o any of the representations and warranties made by a Shareholder in connection with the acquisition of the Share was not true when made or has ceased to be true; or

         o it would be in the best interests of the Fund to repurchase the Shares or a portion thereof.

                            INVESTMENT RESTRICTIONS

         The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. These restrictions provide that the Fund shall not:

         1. Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by applicable law.

         2. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

         3. Invest in any security if, as a result, 25% or more of the value of the Fund's total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except
(a) excluding securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions, (b) when the Fund has taken a temporary defensive position or (c) as otherwise permitted by applicable law; provided, however, that the Fund will invest 25% or more of the value of its total assets in Portfolio Funds except during temporary periods of adverse market conditions affecting Portfolio Funds in which the Fund may invest, but will not invest 25% or more of the value of its total assets in Portfolio Funds (as defined below) that, in the aggregate, have investment programs that focus on investing in any single industry or group of related industries.

         4. Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by applicable law.

         5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.

         6. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 33% of the Fund's total assets, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.

                            MANAGEMENT OF THE FUND

Trustees and Officers

         Overall responsibility for management and supervision of the Fund rests with its Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser, who has delegated responsibility for management of the Fund's portfolio to the Sub-Adviser, and with the Sub-Adviser.

         The Trustees are divided into three classes. Trustees serve until their successors have been duly elected occupations during the past five years and other directorships held by the Trustee.

INDEPENDENT TRUSTEES:


                                                                                     Number of
                                              Term of                                Portfolios
                                             Office and           Principal           in Fund
                           Position Held     Length of           Occupation           Complex             Other
Name (and Age) and            with the       Time             During Past Five       Overseen         Directorships
Business Address               Fund          Served(1)              Years            by Trustee      Held by Trustee
-----------------------    --------------    -----------     --------------------    -----------    -------------------


INTERESTED TRUSTEES:

                                                                                     Number of
                                              Term of                                  Funds
                                             Office and           Principal           in Fund
                           Position Held     Length of           Occupation           Complex             Other
Name (and Age) and            with the       Time             During Past Five       Overseen         Directorships
Business Address               Fund          Served(1)              Years            by Trustee      Held by Trustee
-----------------------    --------------    -----------     --------------------    -----------    -------------------
Nicholas Dalmaso (40)*        Trustee;       Trustee         Senior Managing             7          Trustee, Advent
2455 Corporate West Drive     Chief          since 2005      Director and                           Claymore
Lisle, Illinois 60532         Legal and                      General Counsel of                     Convertible
                              Executive                      Claymore Advisors,                     Securities and
                              Officer;                       LLC and Claymore                       Income Fund, MBIA
                              Chief                          Securities, Inc.                       Capital/Claymore
                              Compliance                     from 2001-present.                     Managed Duration
                              Officer                        Chief Legal and                        Investment Grade
                                                             Executive Officer                      Municipal Fund,
                                                             of Funds in the                        Western
                                                             Fund Complex.                          Asset/Claymore
                                                             Formerly,                              U.S. Treasury
                                                             Assistant General                      Inflation
                                                             Counsel, John                          Protection
                                                             Nuveen and Company                     Securities Fund,
                                                             Inc. (1999-2000).                      Flaherty &
                                                             Former Vice                            Crumrine/Claymore
                                                             President and                          Preferred
                                                             Associate General                      Securities Income
                                                             Counsel of Van                         Fund, Flaherty &
                                                             Kampen                                 Crumrine/Claymore
                                                             Investments, Inc.                      Total Return Fund
                                                             (1992-1999).



* Mr. Dalmaso is an interested person of the Fund because of his position as an officer of the Investment Adviser and certain of its affiliates.

(1) After a Trustee's initial term, each trustee is expected to serve a three year term concurrent with the class of Trustees for which he serves.

         - Messrs. [ ] , as Class I Trustees, are expected to stand for re-election at the Fund's 2006 annual meeting of shareholders.

         - Messrs. [ ], as Class II Trustees, are expected to stand for re-election at the Fund's 2007 annual meeting of shareholders.

         - Messrs. [ ], as Class III Trustees, are expected to stand for re-election at the Fund's 2008 annual meeting of shareholders.


            OFFICERS:
                                                      Principal Occupation
Name and Age                 Position              During the Past Five Years
--------------------   ------------------   -----------------------------------
[ ]
[ ]
[ ]
[ ]

         Messrs. [   ], who are not "interested persons" of the Fund, as defined in the 1940 Act, serve on the Fund's Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created.
The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Fund does not have a standing compensation committee.

         Messrs. [   ], who are not "interested persons" of the Fund, as defined in the 1940 Act, serve on the Fund's Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Fund's independent registered public accounting firm.

         Messrs. Dalmaso and [    ] serve on the Fund's Executive Committee. The
Executive Committee is authorized to act on behalf of and with the full authority of the Board of Trustees when necessary in the intervals between meetings of the Board of Trustees

Remuneration of Trustees And Officers

         The Fund pays each Trustee who is not affiliated with the Investment
Adviser, the Sub-Adviser or their respective affiliates a fee of $[   ] per year
plus $[    ] per Board meeting participated in and $[    ] per committee meeting
participated in, together with each Trustee's actual out-of-pocket expenses
relating to attendance at such meetings. The Fund pays an additional $[   ] per
year to the chairperson of the Board of Trustees, if any, and $[   ] to each
Trustee serving as chairperson of any committee of the Board of Trustees.

         Because the Fund is newly organized, it did not pay any compensation
to its Trustees or Officers during the Fund's fiscal year ended             ,
2004. Officers who are employed by the Investment Adviser or the Sub-Adviser receive no compensation or expense reimbursement from the Fund.

         The table below shows the estimated compensation that is contemplated to be paid to Trustees for the Fund's fiscal year ended [ ], 2005.

                                                                                                Total
                                 Aggregate            Pension or                          Compensation from
                                 Estimated       Retirement Benefits   Estimated Annual      the Fund and
                                Compensation      Accrued as Part of     Benefits Upon       Fund Complex
Name                           from the Fund        Fund Expenses        Retirement(2)     Paid to Trustee
----                           -------------        -------------        -------------     ---------------
[ ]                                                      None                None                [ ]
[ ]                                                      None                None                [ ]
[ ]                                                      None                None                [ ]
[ ]                                                      None                None                [ ]
[ ]                                                      None                None                [ ]
[ ]                                                      None                None                [ ]



       (1) The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this SAI.


Share Ownership

         As of December 31, 2004, the most recently completed calendar year prior to the date of this Statement of Additional Information, each Trustee of the Trust beneficially owned equity securities of the Fund and all of the registered investment companies in the family of investment companies overseen by the trustee in the dollar range amounts specified below.


                                                                     Aggregate Dollar Range of Equity
                                                                  Securities in All Registered Investment
                                        Dollar Range of              Companies Overseen by Trustee in
Name                             Equity Securities in the Fund        Family of Investment Companies
----                             -----------------------------        ------------------------------
Independent Trustees:
[ ]                                          None                                  None
[ ]                                          None                                  None
[ ]                                          None                                  None
[ ]                                          None                                  None
[ ]                                          None                                  None
Interested Trustees:
[ ]                                          None                                  None
[ ]                                          None                                  None


Indemnification of Officers and Trustees; Limitations on Liability

         The governing documents of the Fund provide that the Fund will indemnify its Trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by law. However, nothing in the governing documents of the Fund protects or indemnifies a trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

Portfolio Management

         [Add Portfolio Management Disclosure]

The Advisory Agreement

         Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group, LLC, acts as the Fund's investment adviser (the "Investment Adviser") pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Investment Adviser is a Delaware limited liability company with principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532. The Investment Adviser is a registered investment adviser.

         Under the terms of the Advisory Agreement, the Investment Adviser oversees the administration of all aspects of the Fund's business and affairs and provides, or arranges for others to provide, at the Investment Adviser's expense, certain enumerated services, including maintaining the Fund's books and records, preparing reports to the Fund's shareholders and supervising the calculation of the net asset value of its shares. All expenses of computing the net asset value of the Fund, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, will be an expense of the Fund under its Advisory Agreement unless the Investment Adviser voluntarily assumes responsibility for such expense.

         The Agreement combines investment advisory and certain administrative responsibilities in one agreement. For services rendered by the Investment Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Investment Adviser a fee, payable monthly, in an annual amount equal to [ ]% of the Fund's average daily Managed Assets.

         Pursuant to its terms, the Advisory Agreement will remain in effect until [ ], 2007, and from year to year thereafter if approved annually (i) by the Fund's Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.

         The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Advisory Agreement, the Fund has agreed that the name "Claymore" is the Investment Adviser's property and that in the event the Investment Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including "Claymore."

The Sub-Advisory Agreement

         PlusFunds Group Inc., acts as the Fund's sub-adviser (the "Sub-Adviser") pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement") among the Fund, the Investment Adviser and the Sub-Adviser. The
Sub-Adviser is a is a Delaware with principal offices at [    ]. The Sub-Adviser
is a registered investment adviser.

         Under the terms of the Sub-Advisory Agreement, the Sub-Adviser manages the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Fund's Board of Trustees and the Investment Adviser. For services rendered by the Sub-Adviser on behalf of the Fund under the Sub-Advisory Agreement, the Investment Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to [ ]% of the Fund's average daily Managed Assets.

         The Sub-Advisory Agreement continues until [   ], 2007 and from year to
year thereafter if approved annually (i) by the Fund's Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The
Sub-Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto, by the Fund's Board of Trustees or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.

         The Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Sub-Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.

Approval of the Advisory Agreement

         [TO COME BY AMENDMENT]

Approval of the Sub-Advisory Agreement

         [TO COME BY AMENDMENT]

                            PORTFOLIO TRANSACTIONS

         Each Portfolio Manager is responsible for selection of brokers to execute the Fund's portfolio transactions. Transactions on U.S. stock exchanges and on some non-U.S. stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of non-U.S. stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

         In selecting brokers and dealers to execute transactions on behalf of a Portfolio Fund or Portfolio Account, each Portfolio Manager generally will seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and the firm's risk in positioning a block of securities. Although it is expected that each Portfolio Manager generally will seek reasonably competitive commission rates, a Portfolio Manager will not necessarily pay the lowest commission available on each transaction. The Portfolio Managers typically will have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Brokerage practices adopted by Portfolio Managers with respect to Portfolio Funds may vary and will be governed by each Portfolio Fund's organizational documents.

         Consistent with the principle of seeking best price and execution, a Portfolio Manager may place orders for a Portfolio Fund or Portfolio Account with brokers that provide the Portfolio Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Portfolio Managers are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Portfolio Managers or their affiliates in providing services to clients other than the Portfolio Funds and the Portfolio Accounts they manage. In addition, not all of the supplemental information is necessarily used by a Portfolio Manager in connection with the Portfolio Fund or Portfolio Account it manages. Conversely, the information provided to a Portfolio Manager by brokers and dealers through which other clients of the Portfolio Manager or its affiliates effect securities transactions may be useful to the Portfolio Manager in providing services to the Portfolio Fund or a Portfolio Account.

         It is anticipated that Portfolio Managers (including each Portfolio Manager retained to manage a Portfolio Account) generally will follow brokerage placement practices similar to those described above. The brokerage placement practices described above will also be followed by the Sub-Adviser to the extent it places transactions for the Fund. However, certain Portfolio Managers (other than those managing Portfolio Accounts) may have policies that permit the use of brokerage commissions of a Portfolio Fund to obtain products or services that are not research related and that may benefit the Portfolio Manager.


                              PORTFOLIO TURNOVER

         Portfolio turnover rate is calculated by dividing the lesser of an investment company's annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and indirectly by its shareholders. A higher rate of portfolio turnover may also result in taxable gains being passed to shareholders sooner than would otherwise be the case. The Fund anticipates that its annual portfolio turnover rate will be less than [100%.]

                                   TAXATION

         The following discussion summarizes of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund's shares. This discussion assumes you are a U.S. person and that you hold your shares as capital assets. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the "IRS"), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund).

         The discussions set forth herein and in the Prospectus do not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in the Fund.

Taxation of the Fund

         The Fund intends to elect to be treated and to qualify annually as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, meet the following requirements regarding the source of its income and the diversification of its assets:

         (i) The Fund must derive in each taxable year at least 90% of its gross income from the following sources: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) interests in "qualified publicly traded partnerships" (as defined in the Code). Income derived by the Fund from an investment in a partnership (other than a qualified publicly traded partnership) or trust shall be treated as described in the preceding sentence only to the extent such income is attributable to items of income of the partnership or trust (as the case may be) that would be described in the preceding sentence if realized directly by the Fund in the same manner as realized by such partnership or trust.

         (ii) The Fund must diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more "qualified publicly traded partnerships" (as defined in the Code). For purposes of meeting these diversification requirements, the Fund will test the diversification of its assets in each of two alternative ways: (i) each Portfolio Fund will be treated as a single issuer and any Portfolio Account's assets will be treated as if held directly by the Fund; and
               (ii) the Fund's proportionate share of the assets of each Portfolio Fund and Portfolio Account will be treated as if held directly by the Fund.

         The status of certain derivative instruments in which the Fund or the Portfolio Funds may invest (such as swaps and structured notes) under the income and asset diversification tests described above is not certain. Generally, if these instruments do not qualify as "securities" under the Code or under related securities laws, the Fund could fail to qualify as a regulated investment company.

         It is generally expected that the Portfolio Funds will be treated as partnerships for U.S. federal income tax purposes. Consequently, the Fund's income, gains, losses, deductions and expenses will depend upon the corresponding items recognized by such Portfolio Funds.

         As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders provided that it distributes each taxable year at least the sum of (i) 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and
(ii) 90% of the Fund's net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income each year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

         The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such dividends, however, would be eligible
(i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

Taxation of Fund Investments

         Unless otherwise indicated, references in the following discussion to the tax consequences of Fund investments, activities, income, gain and loss, include the direct investments, activities, income, gain and loss of the Fund, and those indirectly attributable to the Fund as a result of it being a member of a Portfolio Fund or investment vehicle established for a Portfolio Account that is treated as a partnership for Federal income tax purposes.

         Certain investments of the Fund are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain or "qualified dividend income" into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

         The Code contains special "straddle" rules that generally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund may enter into certain investments that constitute positions in a straddle. If two or more positions constitute a straddle, recognition of a realized loss from one position must be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, "wash sale" rules apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

         If the Fund purchases shares in certain foreign investment entities, called passive foreign investment companies ("PFICs"), the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to the shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. Elections may be available to the Fund to mitigate the effect of this tax, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not be qualified dividend income, as discussed below under "Taxation of Shareholders."

         If the Fund invests in the stock of a PFIC, or any other investment that produces income that is not matched by a corresponding cash distribution (which may include most investments in the Portfolio Funds), the Fund could be required to recognize income that it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its net investment income as is required in order to avoid Fund-level U.S. federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money, dispose of securities or redeem a portion of its interest in one or more Portfolio Funds to be able to make required distributions to the Common Shareholders.

         The Fund may enter into total return swaps that are designed to replicate the performance of the Index or certain Portfolio Funds or Portfolio Managers. To the extent that the Fund recognizes any long-term capital gain with respect to a total return swap, all or a portion of such gain may be treated as ordinary income under Section 1260 of the Code if the transaction is treated as a "constructive ownership transaction" for federal income tax purposes. In addition, an interest charge may also be imposed on the Fund with respect to the income tax liability of the Fund (calculated prior to a deduction for dividend distributions) attributable to the portion of such gain from the swap that is treated as ordinary income under Section 1260.

         Dividends and interest (and in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Fund does not expect that it will be eligible to elect to treat any foreign taxes paid by it or a Portfolio Fund as paid by its shareholders, who, therefore, will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by a Fund will reduce the return from the Fund's investments.

Taxation of Shareholders

         The Fund will determine either to distribute or to retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a corporate income tax (currently at a maximum rate of 35%) on such retained amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its Common Shareholders, each of whom (i) will be required to include in income for U.S. federal tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder's gross income.

         Distributions paid to you by the Fund from its net realized long-term capital gains, if any, that the Fund designates as capital gains dividends ("capital gain dividends") are taxable as long-term capital gains, regardless of how long you have held your shares. All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits ("ordinary income dividends") are generally subject to tax as ordinary income.

         Special rules apply, however, to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2008. If you are an individual, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that (i) the ordinary income dividend is attributable to "qualified dividend income" (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund or applicable Portfolio Fund, (ii) the Fund or applicable Portfolio Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your shares. Ordinary income dividends subject to these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses.

         Any distributions you receive that are in excess of the Fund's current or accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your shares, and thereafter as capital gain from the sale of shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your shares.

         Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

         The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

         The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund. Ordinary income dividends and capital gain dividends also may be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

         The sale or other disposition of shares of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if you have held such shares for more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such shares. Any loss you realize on a sale or exchange of shares will be disallowed if you acquire other shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, your tax basis in the shares acquired will be adjusted to reflect the disallowed loss.

         Current law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15%.

         Shareholders may be entitled to offset their capital gain dividends with capital loss. The Code contains a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, shareholders that have capital losses are urged to consult their tax advisers.

         The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

                              GENERAL INFORMATION

[Book-Entry-Only Issuance]

         [The Depository Trust Company ("DTC") will act as securities depository for the Common Shares offered pursuant to the Prospectus. The information in this section concerning DTC and DTC's book-entry system is based upon information obtained from DTC. The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

         DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC holds securities that its participants deposit with DTC. DTC also facilities the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

         Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC's records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants' records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities. Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.

         DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to the Prospectus; DTC's records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

         Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

         Payments on the securities will be made to DTC. DTC's practice is to credit direct participants' accounts on the relevant payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of dividends to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the securities.

         DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the securities will be printed and delivered.]

Proxy Voting Policy and Procedures and Proxy Voting Record

         The Fund's Proxy Voting Policy and Procedures are included as Appendix B to this Statement of Additional Information. Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling (800) 851-0264. The information is also available on the SEC's web site at www.sec.gov.

Counsel and Independent Registered Public Accounting Firm

         Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois, is special counsel to the Fund in connection with the issuance of the Common Shares.

         [ ] is the independent registered public accounting firm of the Fund and is expected to render an opinion annually on the financial statements of the Fund.

Code of Ethics

         The Fund, the Investment Adviser, the Sub-Adviser and Claymore Securities, Inc. each have adopted a code of ethics. The respective codes of ethics set forth restrictions on the trading activities of trustees/directors, officers and employees of the Fund, the Investment Adviser, the Sub-Adviser, Claymore Securities, Inc. and their affiliates, as applicable. The codes of ethics of the Fund, the Investment Adviser, the Sub-Adviser and Claymore Securities, Inc. are on file with the Securities and Exchange Commission and can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., that information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-942-8090. The codes of ethics are also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov, and copies of the codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

                                                                     Appendix A

                            RATINGS OF INVESTMENTS

STANDARD & POOR'S

A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follows:

A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based in varying degrees on the following considerations:

1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the term of the obligation;

2.       Nature of and provisions of the obligation; and

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Investment Grade

AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:      An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated `C' is currently highly vulnerable to nonpayment. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A `C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A S&P short-term rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1: A short-term obligation rated `A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A short-term rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Dual Ratings

S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, `AAA/A-1+'). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, `SP-1+/A-1+').


MOODY'S INVESTORS SERVICE INC.

A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:

Long-Term Obligation Ratings

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium-grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to high credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, under some prospect of recovery of principal or interest.

C: Obligations rated C are the lowest rated class of bonds, and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Medium-Term Note Ratings

Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below.

1. Notes containing features that link interest or principal to the credit performance of any third party or parties. 2. Notes allowing for negative coupons, or negative principal.

3. Notes containing any provision which could obligate the investor to make any additional payments.

4.       Notes containing provisions that subordinate the claim.

For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly or visit www.moodys.com if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR symbol.

Short-Term Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

                                                                    Appendix B

                            Proxy Voting Procedures

                            [TO COME BY AMENDMENT]

            Report Of Independent Registered Public Accounting Firm

                            [TO COME BY AMENDMENT]

                       Financial Statements for the Fund

                            [TO COME BY AMENDMENT]

                                    PART C

                               OTHER INFORMATION

Item 25. Financial Statements And Exhibits

(1)      Financial Statements

         Part A

         Report of Independent Registered Public Accounting Firm(+)

         Part B

         Statement of Assets and Liabilities(+)

(2)      Exhibits

         (a)        Agreement and Declaration of Trust of Registrant(+)
         (b)        By-Laws of Registrant(+)
         (c)        Not applicable
         (d)        Form of Specimen Share Certificate(+)
         (e)        Dividend Reinvestment Plan of Registrant(+)
         (f)        Not applicable
         (g) (i)    Form of Advisory Agreement between Registrant and
                    Claymore Advisors, LLC (the "Investment Adviser")(+)
             (ii)   Form of Sub-Advisory Agreement among Registrant, Claymore
                    Advisors, LLC and PlusFunds Group Inc. (the "Sub-Adviser")
                    (+)
         (h)        Form of Distribution Agreements(+)
         (i)        Not applicable
         (j)        Form of Custody Agreement(+)
         (k)  (i)   Form of Stock Transfer Agency Agreement(+)
              (ii)  Form of Fund Accounting Agreement(+)
              (iii) Form of Administration Agreement (+)
         (l)        Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom
                    LLP with respect to legality(+)
         (m)        Not applicable
         (n)        Consent of Independent Registered Public Accounting Firm(+)
         (o)        Not applicable
         (p)        Form of Initial Subscription Agreement(+)
         (q)        Not applicable
         (r) (i)    Code of Ethics of the Registrant, the Investment Adviser
                    and Claymore Securities, Inc. (+)
             (ii)   Code of Ethics of the Sub-Adviser(+)
         (s)        Power of Attorney (+)

____________

         (+) To be filed by further amendment.


Item 26. Marketing Arrangements

         Reference is made to Exhibit 2(h) to this Registration Statement to be filed by amendment.

Item 27. Other Expenses of Issuance and Distribution

         The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration
         Statement:

         NYSE listing fee                                        [  ]
         SEC Registration fees                                   [  ]
         Printing/engraving expenses                             [  ]
         Accounting fees                                         [  ]
         Legal fees                                              [  ]
         NASD fee                                                [  ]
         Miscellaneous                                           [  ]
                  Total                                          [  ]

Item 28. Persons Controlled by or Under Common Control with Registrant

         None

Item 29. Number of Holders of Securities

                                                         NUMBER OF RECORD
               TITLE OF CLASS                      SHAREHOLDERS AS OF [ ], 2005

Common shares of beneficial interest, par value                 [ ]
$0.01 per share

Item 30. Indemnification

         [TO COME BY AMENDMENT]

Item 31. Business and Other Connections of the Investment Adviser and the Sub-Adviser

         The Investment Adviser, a limited liability company organized under the laws of Delaware, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Adviser filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-62515).

         The Sub-Adviser, a limited liability company organized under the laws of Missouri, acts as sub-adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of the Sub-Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Sub-Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Sub-Adviser filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-46751).

Item 32. Location of Accounts and Records

         The accounts and records of the Registrant are maintained in part at the offices of the Fund at 2455 Corporate West Drive, Lisle, Illinois 60532, in part at the offices of the Investment Adviser at 2455 Corporate West Drive, Lisle, Illinois 60532, in part at the offices of the Sub-Adviser at [ ], in part at the offices of the Custodian, Administrator, Transfer Agent and Dividend Disbursing Agent at The Bank of New York, 101 Barclay Street, New York, New York 10216.

Item 33. Management Services

         Not applicable.

Item 34. Undertakings

         1. Registrant undertakes to suspend the offering of Common Shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

         2.       Not applicable.

         3.       Not applicable.

         4.       Not applicable.

         5. Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

                  Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

         6. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

                                  Signatures

         As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Registrant's Registration Statement has been signed on behalf of the Registrant, in the City of Lisle, State of Illinois, on the 8th day of April, 2005.

                                        CLAYMORE S&P EQUITY LONG/SHORT
                                        INDEX FUND

                                        By:    /s/ Nicholas Dalmaso
                                               -----------------------
                                               Nicholas Dalmaso
                                               Trustee



         As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities set forth below on the 8th day of April, 2005.

Principal Executive and
Financial Officer:

/s/ Nicholas Dalmaso
-----------------------------                 Trustee, President and
Nicholas Dalmaso                              Chief Legal and Executive Officer

                                      5